EIS FUND, INC.
                     c/o Bear Stearns Funds Management Inc.
                               383 Madison Avenue
                            New York, New York 10179
                               September 30, 2002

Dear Stockholder:

           We are pleased to invite you to the special meeting of stockholders (the "EIS Special Meeting") of EIS Fund, Inc., a New York corporation. EIS Fund, Inc. is sometimes referred to herein as "EIS" or the "Fund."

           The EIS Special Meeting is scheduled to be held at 11:30 a.m., Eastern time, on Friday, October 25, 2002, at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179.

           The Board of Directors has called this Meeting to vote on a Merger Agreement and Plan of Reorganization (the "Plan" or "Merger Agreement"), whereby The Cornerstone Strategic Return Fund, Inc. ("CRF") will merge with and into EIS in accordance with the New York Business Corporation Law and the Maryland General Corporation Law (the "Merger"), and on an amendment to the Fund's Articles of Incorporation changing the name of the Fund from EIS Fund, Inc. to "Cornerstone Total Return Fund, Inc."

           The Board of Directors believes that the Merger and name change are very important to your interests as a stockholder.

           The combined Fund will approximately double the size of EIS and the Board of Directors believes that this will enable:

           -  a lower operating expense ratio, and
           -  enhanced market liquidity.

           Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed. At the EIS Special Meeting you will be asked to vote on two matters.

           The proposed merger of the Funds is described in more detail in the combined Proxy Statement/Prospectus.

THE BOARD OF DIRECTORS OF EIS BELIEVES THAT THE PROPOSED MERGER AND NAME CHANGE ARE IN THE BEST INTERESTS OF EIS'S STOCKHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSALS 1 AND 2.

Your vote is important. To approve the Merger the affirmative vote of a majority of EIS's outstanding shares is required. Therefore, a failure to vote would amount to a vote against the Merger. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

                                      Respectfully,

                                      Ralph W. Bradshaw
                                      Chairman of the Board of Directors

YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                     c/o Bear Stearns Funds Management, Inc.
                               383 Madison Avenue
                            New York, New York 10179
                               September 30, 2002

Dear Stockholder:

           We are pleased to invite you to the special meeting of stockholders (the "CRF Special Meeting") of The Cornerstone Strategic Return Fund, Inc., a Maryland corporation. The Cornerstone Strategic Return Fund, Inc. is sometimes referred to hereinafter as "CRF" or the "Fund."

           The CRF Special Meeting is scheduled to be held at 11:00 a.m., Eastern time, on Friday, October 25, 2002, at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179.

           You will be asked to vote on a Merger Agreement and Plan of Reorganization (the "Merger Agreement"), whereby CRF will merge with and into EIS Fund, Inc. ("EIS") in accordance with the New York Business Corporation Law and the Maryland General Corporation Law (the "Merger"). As a result of the
Merger:

           -    CRF will no longer exist,
           -    EIS will be the surviving corporation,
           - All shares of common stock of CRF will convert into an equivalent dollar amount of full and fractional shares of common stock of EIS based on the net asset value per share of each Fund at the close of business on the day before the Merger is consummated,
           - Certain foreign stockholders of CRF that are not eligible to be issued common stock of EIS ("Ineligible Stockholders") will receive a Cash Price in lieu of shares of EIS, and
           - Other CRF stockholders ("Eligible Stockholders") that do not participate in CRF's dividend reinvestment plan will not receive fractional shares. EIS's transfer agent will aggregate all such fractional shares, sell the resulting full shares on the New York Stock Exchange at the then current market price and remit the proceeds to the Eligible Stockholders in proportion to their fractional shares.

           The combined Fund will approximately double the size of the Fund and the Board of Directors believes that this will enable:

           - a lower operating expense ratio,
           - enhanced market liquidity.

           The proposed merger and the investment policies of the Funds are described in more detail in the combined Proxy Statement/Prospectus.

           Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed. At the CRF Special Meeting you will be asked to vote on one matter.

THE BOARD OF DIRECTORS OF CRF BELIEVES THAT THE PROPOSED MERGER IS IN THE BEST INTERESTS OF THE STOCKHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSAL 1. Your vote is important. To approve the Merger the affirmative vote of a majority of CRF's outstanding shares is required. Therefore, a failure to vote would amount to a vote against the Merger. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

                                            Respectfully,
                                            Ralph W. Bradshaw
                                            Chairman of the Board of Directors

YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                                 EIS FUND, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

           Notice is hereby given that the Special Meeting of Stockholders (the "EIS Special Meeting") of EIS Fund, Inc. ("EIS"), a New York corporation, will be held at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, on Friday, October 25, 2002, at 11:30 a.m., Eastern time, for the following purposes:

                     1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated October 25, 2002 whereby The Cornerstone Strategic Return Fund, Inc. ("CRF"), a Maryland corporation, will merge with and into EIS in accordance with the New York Business Corporation Law and the Maryland General Corporation Law;

           and the EIS stockholders will be asked to vote upon Proposal 2, which is conditional on the consummation of the Merger:

                     2. To amend the Certificate of Incorporation to change the name of EIS from "EIS Fund, Inc." to "Cornerstone Total Return Fund, Inc."

           The appointed proxies will vote in their discretion on any other business that may properly come before the EIS Special Meeting or any adjournments thereof.

           Holders of record of shares of common stock of EIS at the close of business on September 6, 2002 (the "Record Date") are entitled to vote at the EIS Special Meeting and at any postponements or adjournments thereof. CRF stockholders must approve the Merger as well.

           The persons named as proxies may propose one or more adjournments of the EIS Special Meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of EIS's shares present in person or by proxy at the EIS Special Meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of EIS.

           The presence, either in person or by proxy, of the holders of 51% of the outstanding shares of common stock entitled to vote at a meeting of EIS, will constitute a quorum for the transaction of business by EIS. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non-votes" will be treated as shares that are present but will not be voted as to any matters being considered at the Meeting. Broker non-votes are proxies received by a Fund from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Stockholders are urged to forward their voting instructions promptly.

           The enclosed proxy is being solicited on behalf of the Board of Directors of EIS.

                       By Order of the Board of Directors,


                                                    Ralph W. Bradshaw, President

Important -- We urge you to sign and date the enclosed proxy card(s) and return the card(s) in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card(s) may save the necessity and expense of further solicitations to ensure a quorum at the EIS Special Meeting. If you can attend the EIS Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

           Notice is hereby given that the Special Meeting of Stockholders (the "CRF Special Meeting") of The Cornerstone Strategic Return Fund, Inc. ("CRF"), a Maryland corporation, will be held at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, on Friday, October 25, 2002, at 11:00 a.m., Eastern time, for the following purpose:

                     1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated October 25, 2002 whereby CRF will merge with and into EIS Fund, Inc. ("EIS"), a New York corporation, in accordance with the New York Business Corporation Law and the Maryland General Business Law.

           The appointed proxies will vote in their discretion on any other business that may properly come before the CRF Special Meeting or any adjournments thereof.

           Holders of record of shares of common stock of CRF at the close of business on September 6, 2002 (the "Record Date") are entitled to vote at the CRF Special Meeting and at any postponements or adjournments thereof. EIS stockholders must approve the merger as well.

           The persons named as proxies may propose one or more adjournments of the CRF Special Meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of CRF's shares present in person or by proxy at the CRF Special Meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of CRF.

           The presence, either in person or by proxy, of the holders of one-third of the outstanding shares of common stock entitled to vote at a meeting of CRF, will constitute a quorum for the transaction of business by CRF. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non-votes" will be treated as shares that are present but will not be voted as to any matters being considered at the Meeting. Broker non-votes are proxies received by CRF from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Stockholders are urged to forward their voting instructions promptly.

           The enclosed proxy is being solicited on behalf of the Board of Directors of CRF.

                                      By Order of the Board of Directors,

                                      Ralph W. Bradshaw, President

Important -- We urge you to sign and date the enclosed proxy card(s) and return the card(s) in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card(s) may save the necessity and expense of further solicitations to ensure a quorum at the CRF Special Meeting. If you can attend the CRF Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


           The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


CORPORATE ACCOUNTS                                            VALID SIGNATURE

(1)   ABC Corp................................ABC Corp. (by John Doe, Treasurer)
(2)   ABC Corp................................John Doe, Treasurer
(3)   ABC Corp.
      c/o John Doe, Treasurer.................John Doe
(4)   ABC Corp. Profit Sharing Plan...........John Doe, Trustee

TRUST ACCOUNTS

(1)   ABC Trust...............................Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee
      u/t/d/ 12/28/78.........................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)   John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA...........John B. Smith
(2)   John B. Smith...........................John B. Smith, Jr., Executor

                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179
                               Tel: (212) 272-2093

                           TO BE MERGED WITH AND INTO

                                 EIS FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179
                               Tel: (212) 272-2093

                       COMBINED PROXY STATEMENT/PROSPECTUS

           This combined Proxy Statement/Prospectus is being furnished to stockholders of EIS Fund, Inc. ("EIS") and The Cornerstone Strategic Return Fund, Inc. ("CRF") for use at each Fund's respective Special Meeting of Stockholders to be held on Friday, October 25, 2002 at 11:30 a.m. and 11:00 a.m., respectively, and at any and all postponements or adjournments thereof. Hereinafter the CRF and EIS Special Meetings shall be collectively referred to as the "Meetings." The approximate mailing date of this Proxy Statement/Prospectus is September 30, 2002.

PURPOSE OF THE MEETINGS.

           At each of the Meetings, stockholders of each Fund will be asked to approve a Merger Agreement and Plan of Reorganization dated October 25, 2002 (the "Plan") whereby CRF will merge with and into EIS, in accordance with the New York Business Corporation Law and the Maryland General Corporation Law (the "Merger"). In addition to the Merger proposal, EIS Stockholders will be asked to vote on an amendment to EIS's Certificate of Incorporation changing the name of the Fund to "Cornerstone Total Return Fund, Inc." which will only take effect in the event that the Merger is consummated.

           SPECIFICS OF THE PROPOSED MERGER.
           ---------------------------------
           As a result of the merger:

           -    CRF will no longer exist,
           -    EIS will be the surviving corporation,
           - All shares of common stock of CRF will convert into an equivalent dollar amount of full and fractional shares of common stock of EIS based on the net asset value per share of each Fund at the close of business on the day before the Merger is consummated,

           - Certain foreign stockholders of CRF that are not eligible to be issued common stock of EIS ("Ineligible Stockholders") will receive a Cash Price in lieu of shares of EIS,
           - Other CRF stockholders ("Eligible Stockholders") that do not participate in CRF's dividend reinvestment plan will not receive fractional shares. EIS's transfer agent will aggregate all such fractional shares, sell the resulting full shares on the New York Stock Exchange at the then current market price and remit the proceeds to the Eligible Stockholders in proportion to their fractional shares, and
           - The Cash Price is the average of the closing market prices for the last five days prior to the effective date on which shares of EIS are traded on the New York Stock Exchange. Ineligible Stockholders will not receive any shares of EIS common stock. The Boards of Directors of both EIS and CRF may, if they both agree, substitute the closing price on the New York Stock Exchange for the next earlier trading day or days in the event that they determine, in their best judgment, that the closing price on one or more of the original five trading days was manipulated for the purpose of increasing or decreasing the Cash Price.

           WHY INELIGIBLE STOCKHOLDERS OF CRF WILL RECEIVE THE CASH PRICE

           Article XXVI of EIS's By-laws prohibits EIS from transferring its securities if such transfer would or might, in the reasonable opinion of EIS's Board of Directors, incur any responsibility for substantial expenses or any responsibility of EIS to make any regulatory filings in any jurisdiction outside the United States. When EIS's Board of Directors was considering the possibility of merging with CRF, it was informed that CRF continues to be subject to the Japanese Securities Laws.

           Prior to February 2000, CRF was listed and traded on the Osaka Stock Exchange and was subject to the Japanese Securities Laws reporting requirements. As of February 2000, CRF delisted its shares from the Osaka Stock Exchange and is no longer traded on any foreign stock exchange. However, even though CRF delisted from the Osaka Stock Exchange, it continues to be subject to the annual and semi-annual reporting requirements which cause it to incur substantial legal and accounting expenses associated with the preparation of these reports. The costs associated with filing the required Japanese securities reports for the year ended December 31, 2001, was in excess of $50,000.

           EIS's Board of Directors believes that any transfer of its shares of common stock to CRF stockholders having an address in Japan may cause the Fund to incur these substantial expenses and the responsibility to make the regulatory filings in Japan, each of which would be in violation of its By-laws. After considering this factor and many other factors, as set forth herein, the Board of Directors of EIS determined, in their reasonable belief, that the Merger is in the best interests of EIS's stockholders.

           Stockholders that are eligible to receive EIS's common stock under EIS's By-laws, are hereinafter referred to as the "Eligible Stockholders" and those stockholders that are not eligible to receive shares of EIS's common stock shall hereinafter be referred to as "Ineligible Stockholders". The shares of common stock that EIS can issue shall be sometimes referred to herein as the "Eligible Shares." Under the Merger Agreement, any stockholders of CRF who would be Ineligible Stockholders will receive the Cash Price per share.

           The CRF Board of Directors appointed a special committee to review the fairness of the Cash Price mechanism to Ineligible Stockholders. This committee, which was composed of the two members of the CRF Board who are not members of the EIS Board, Messrs. Edwin Meese III and Thomas H. Lenagh, reviewed and discussed information provided by third party service providers, information discussed at prior EIS Board of Directors Meetings as set forth in EIS minutes, and received advice from Fund counsel as to the alternatives that might be available and from the Fund's Administrator as to how the mechanism would function. Counsel to the Non-interested Directors was also present at this meeting and advised on procedural issues. They concluded that the Cash Price equal to the five day trading average of EIS's common stock prior to the Effective Date was fair. The members of this committee believed that either market price or net asset value would be fair, however, market price was selected rather than the net asset value because Fund counsel was concerned that if net asset value were used, a potential existed for the creation of senior securities in violation of Section 18 of the Investment Company Act.

           EIS WILL ISSUE FRACTIONAL SHARES TO ELIGIBLE STOCKHOLDERS THAT PARTICIPATE IN THE CRF DIVIDEND REINVESTMENT PLAN.

           In connection with the merger, EIS will issue that number of shares that have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of CRF. Each Eligible CRF stockholder that participated in the CRF Dividend Reinvestment Plan will receive full and fractional shares of EIS having an aggregate net asset value equal to the aggregate net asset value of the stockholder's CRF shares before the merger. Stockholders that participated in the CRF dividend reinvestment plan will automatically be enrolled in the EIS Dividend Reinvestment Plan in accordance with the Merger Agreement.

           EIS WILL NOT ISSUE FRACTIONAL SHARES TO ELIGIBLE STOCKHOLDERS THAT DID NOT PARTICIPATE IN THE CRF DIVIDEND REINVESTMENT PLAN.

           Each Eligible CRF stockholder that did not participate in the CRF Dividend Reinvestment Plan will only receive full shares of EIS common stock and cash representing the stockholders fractional interest that is created due to the Exchange Ratio. EIS's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the then current market price and remit the proceeds to Eligible Stockholders in proportion to their fractional shares.

           While the total net asset value of shares received by each CRF stockholder in the merger will be the same as before the merger, the market value of EIS shares that a CRF stockholder receives in the merger may be more or less than the market value of CRF shares that such stockholder owns immediately before the merger, depending on the then current market discount levels of CRF and EIS.

           INFORMATION ABOUT THE FUNDS.

           EIS and CRF are both closed-end, diversified management investment companies whose shares are listed on the New York Stock Exchange. EIS's investment objective is to seek total return consisting of capital appreciation with current income as a secondary objective, while CRF seeks long-term capital appreciation. The current investment objective and policies of EIS will continue unchanged if the merger occurs.

           If the merger proposal is approved, EIS stockholders will be asked to approve the amendment to EIS's Articles of Incorporation changing the name of the Fund from "EIS Fund, Inc." to "Cornerstone Total Return Fund, Inc." If both proposals are approved, the Board of Directors is seeking to use "CRF" as the Fund's ticker symbol on the New York Stock Exchange, however, no assurances can be given that the Fund will be able to use this symbol.

           The terms and conditions of the merger and related transactions are more fully described in this Proxy Statement/Prospectus and in the Plan, a copy of which is attached as Exhibit A.

           This Proxy Statement/Prospectus serves as a prospectus for shares of EIS under the Securities Act of 1933, as amended (the "Securities Act") in connection with the issuance of EIS common shares in the merger.

           Assuming the stockholders of both Funds approve the Merger, the Funds will jointly file articles of merger (the "Merger Document"), with the State Department of Assessments and Taxation of Maryland (the "Department") and a certificate of merger (the "Certificate of Merger") with the New York Department of State. Collectively, the Merger Document and the Certificate of Merger shall be hereinafter referred to as the "Articles of Merger." The merger will become effective on October 31, 2002 (the "Effective Date"). CRF, as soon as practicable after the Effective Date, will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act").

           Under Section 3-202 of the Maryland General Corporation Law and
Section 910 of the New York General Business Corporation Law, shareholders of EIS and CRF are not entitled to any appraisal or similar rights in connection with the Merger contemplated by the Plan.

           You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about EIS and CRF that you should know before voting on the proposals described below.

           A Statement of Additional Information (the "SAI") dated September 30, 2002, which contains additional information about the merger and the Funds has been filed with the Securities and Exchange Commission (the "SEC"). The SAI and the financial statements of EIS and CRF for the period ended June 30, 2002, are incorporated by reference into this Proxy Statement/Prospectus. A copy of these documents are available upon request and without charge by writing to the Secretary of the Fund c/o Bear Stearns Funds Management Inc. located at 383 Madison Avenue, 23rd Floor, New York, New York 10179, or by calling (212) 272-2093.

           EIS's shares of common stock are listed on the NYSE under the symbol "EIS" and CRF's shares of common stock are listed on the NYSE under the symbol "CRF." In the event that both proposals are approved and the Fund is allowed to use "CRF" as its new ticker symbol, the Fund's shares will be listed on the NYSE under the symbol "CRF." Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

           The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        The date of this Proxy Statement/Prospectus is September 30, 2002

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
General.............................................................        7

Proposal 1 (BOTH FUNDS): APPROVAL
OF THE MERGER AGREEMENT AND
PLAN OF REORGANIZATION..............................................        9

           Synopsis.................................................       10
           Expense Table............................................       14
           Financial Highlights.....................................       15
           Comparison of Investment Objectives and Policies.........       15
           Principal Risk Factors...................................       18
           United States Federal Income Taxes.......................       22
           Information about the Merger.............................       24
           Additional Information about the Funds...................       30
           Management of the Funds..................................       36
           Experts..................................................       43
           Required Vote............................................       44
           Legal Proceedings........................................       44
           Legal Opinions...........................................       44

EIS Proposal 2: RATIFICATION OF
THE CHANGE IN NAME OF THE
FUND TO "CORNERSTONE TOTAL
RETURN FUND, INC."..................................................       45

Additional Information..............................................       46

Exhibit A: Form of Merger Agreement.................................      A-1

Exhibit B:  Certificate of Amendment to the Articles of
            Incorporation ..........................................      B-1

                                     GENERAL

           This combined Proxy Statement/Prospectus is furnished to the stockholders of each Fund in connection with the solicitation of proxies on behalf of each Fund's Board of Directors. The Board of Directors of each Fund is soliciting proxies for use at each Funds respective Special Meeting of Stockholders. The mailing address for both Funds is c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179.

           This combined Proxy Statement/Prospectus, the Notices of Meeting to Stockholders and the proxy card(s) are first being mailed to stockholders on or about September 30, 2002 or as soon as practicable thereafter. Any stockholder who gives a proxy has the power to revoke the proxy either (i) by mail, addressed to the Secretary of the respective Fund, at the Fund's mailing address, or (ii) in person at the Special Meetings by executing a superseding proxy or by submitting a notice of revocation to the respective Fund. All properly executed proxies received in time for the Meetings will be voted as specified in the proxy or, if no specification is made, in favor of the proposals for each Fund.

           Stockholders of both EIS and CRF are being asked to vote on Proposal 1 -- the approval of the Plan. Contingent on consummation of the Merger, EIS stockholders are being asked to authorize an amendment to EIS's Articles of Incorporation changing the name of EIS to "Cornerstone Total Return Fund, Inc."

           QUORUM

           The presence, either in person or by proxy, of the holders of one-third of the outstanding shares of CRF common stock entitled to vote at a meeting of CRF, will constitute a quorum for the transaction of business for CRF. At least 51% of EIS's stockholders must be present at the Special Meeting in person or by proxy to constitute a quorum for the transaction of business by EIS. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by a Fund from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Stockholders are urged to forward their voting instructions promptly.

           REQUIRED VOTE

           Proposal 1 requires the affirmative vote of a majority of the outstanding shares of common stock of each Fund, and Proposal 2 requires the affirmative vote of a majority of EIS's outstanding shares of common stock. Abstentions and broker non-votes will have the effect of a "no" vote for Proposal 1 and 2.

           Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, Cornerstone Advisors, Inc., the investment adviser to each of the Funds (the "Investment Adviser"), Bear Stearns Funds Management Inc., the administrator to the Funds (the "Administrator" or "BSFM"), and Georgeson Shareholder Communication, Inc., a proxy solicitation firm that has been retained by the Funds. The Funds will bear the costs of solicitation.

           An agreement between the Funds and Georgeson provides for Georgeson to provide general solicitation services to the Funds at an aggregate estimated cost of $14,000, including expenses. The Funds will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Funds' voting securities on the record date, incurred in mailing copies of this Proxy Statement/Prospectus to the beneficial owners of the Funds' voting securities.

           Only stockholders of record of each Fund at the close of business on September 6, 2002 (the "Record Date"), are entitled to vote. An outstanding share of each Fund is entitled to one vote on all matters voted upon at a meeting of the stockholders of that Fund. As of September 6, 2002, there were 2,186,061 shares of EIS outstanding, and 4,598,785 shares of CRF outstanding.

           EIS and CRF provide periodic reports to all of their stockholders. These reports highlight relevant information including investment results and a review of portfolio changes for each Fund. You may receive a copy of the most recent annual and semi-annual reports for EIS or CRF, without charge, by calling
(212) 272-2093 or (866) 227-3400, or writing to the Secretary of the Fund c/o Bear Stearns Funds Management Inc. located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

           The Boards of Directors of the Funds know of no other business, other than the proposals described above, which will be presented for consideration at each Fund's respective Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote on that matter in their discretion.

           I.     MERGER PROPOSAL TO BE VOTED ON BY STOCKHOLDERS OF EIS AND CRF.

                                   PROPOSAL 1:

                    APPROVAL OF THE MERGER AGREEMENT AND PLAN
                         OF REORGANIZATION (THE "PLAN")

           On August 2, 2002, the Boards of Directors of the Funds, including a majority of the directors who are not "interested persons" (the "Non-interested Directors"), unanimously:

           (1) declared that the merger of CRF with and into EIS was in the best interests of the Funds and the Stockholders,
           (2) declared that in their respective opinions neither Fund's existing stockholders will be diluted as a result of the Merger;
           (3) approved the Plan, and
           (4) recommended that the stockholders of each Fund approve the Plan.

           For more information about the merger, see "Information about the Merger."

           The Plan is subject to the approval of the stockholders of both Funds and certain other conditions that are explained below. It provides for the merger (the "Merger") of CRF with and into EIS in accordance with the New York Business Corporation Law ("BCL") and the Maryland General Corporation Law (the "MGCL").

           As a result of the Merger:

           -    CRF will no longer exist,
           -    EIS will be the surviving corporation,
           - All shares of common stock of CRF will convert into an equivalent dollar amount of full and fractional shares of common stock of EIS based on the net asset value per share of each Fund at the close of business on the day before the Merger is consummated,
           - Certain foreign stockholders of CRF that are not eligible to be issued common stock of EIS ("Ineligible Stockholders") will receive a Cash Price in lieu of shares of EIS,
           - Other CRF stockholders ("Eligible Stockholders") that do not participate in CRF's dividend reinvestment plan will not receive fractional shares. EIS's transfer agent will aggregate all such fractional shares, sell the resulting full shares on the New York Stock Exchange at the then current market price and remit the proceeds to the Eligible Stockholders in proportion to their fractional shares, and

           - The Cash Price is the average of the closing market prices for the last five days prior to the effective date on which shares of EIS are traded on the New York Stock Exchange. Ineligible Stockholders will not receive any shares of EIS common stock. The Boards of Directors of both EIS and CRF may, if they both agree, substitute the closing price on the New York Stock Exchange for the next earlier trading day or days in the event that they determine, in their best judgment, that the closing price on one or more of the original five trading days was manipulated for the purpose of increasing or decreasing the Cash Price.

           A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A, and the description of the Plan included in this Proxy
Statement/Prospectus is qualified in its entirety by reference to Exhibit A.

           The following provides a more detailed discussion about the Merger, each Fund and additional information that you may find helpful in deciding how to vote on the Merger Agreement.

                                    SYNOPSIS

           This summary highlights important information included in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information included elsewhere in this Proxy Statement/Prospectus and the Plan. Stockholders of each Fund should read this entire Proxy
Statement/Prospectus carefully.

THE PROPOSED MERGER.

           The Boards of Directors of EIS and CRF, including the Non-interested Directors of each Fund, have unanimously approved the Plan. The Plan provides for the merger of CRF with and into EIS. As a result of the Merger:

           - Each Share of CRF common stock will convert into shares and fractional shares of EIS common stock based on net asset value at the close of business on the day before the Merger is consummated. However,

           (i) The resulting shares and fractional shares of EIS that are owned by Ineligible Stockholders will not be issued. Instead, Ineligible Stockholders will receive the Cash Price.

           (ii) Fractional EIS shares owned by former CRF stockholders who are Eligible Stockholders but were not participants in CRF's dividend reinvestment plan ("CRF Non-participants") will not be issued but instead will be aggregated and sold by EIS's transfer agent and the net proceeds will be distributed to CRF Non-participants in proportion to their ownership of fractional shares.

           (iii) An "Ineligible Stockholder" is a stockholder of CRF who, in the reasonable opinion of EIS, is ineligible to be issued shares of EIS common stock under Article XXVI of the EIS By-laws. All other CRF stockholders are "Eligible Stockholders").

           If the Merger is not consummated, each Fund will continue as a separate investment company.

FORM OF ORGANIZATION.

           EIS and CRF are both closed-end, diversified management investment companies, registered under the Investment Company Act. EIS was organized as a New York corporation in 1973 and CRF was organized as a Maryland corporation in 1994. Each Fund's Board of Directors is responsible for the management of the business and affairs of each Fund.

INVESTMENT OBJECTIVES.

           EIS's investment objective is to seek total return consisting of capital appreciation with current income as a secondary objective. Prior to December 27, 2001, EIS's primary investment objective was to seek a high level of current income primarily through investing in debt securities with a secondary objective of capital appreciation. On that date, the stockholders of EIS at the Special Meeting of Stockholders approved certain amendments to the Fund's Prospectus and By-laws to change the investment objective of the Fund.

           CRF's investment objective is long-term capital appreciation.

           Each of the foregoing investment objectives are fundamental, and can only be changed with the approval of the holders of a "majority of each Fund's outstanding voting securities" as defined under the Investment Company Act.

           The preceding summary of the Funds' investment objectives and certain policies should be considered in conjunction with the discussion below under "Risk Factors and Special Considerations" and "Comparison of Investment Objectives and Policies."

NET ASSETS OF THE FUNDS

           At June 30, 2002, EIS had net assets of $33,324,619 and CRF had net assets of $39,509,623.

FEES AND EXPENSES--EIS AND CRF

           Cornerstone Advisors, Inc. ("Cornerstone Advisors"), serves as EIS's and CRF's investment adviser. Cornerstone Advisors began providing services for CRF on April 19, 2001, and January 2, 2002, for EIS. The agreements between the Advisor and each Fund are substantially identical. As compensation for its advisory services, Cornerstone Advisors is contractually entitled to receive from each respective Fund an annual fee of one percent (1%) of that Fund's average weekly net assets payable on a monthly basis. Effective July 1, 2002, Cornerstone Advisors implemented a voluntary fee waiver with regard to both Funds by which, as contemplated, the Advisor would voluntarily waive its management fees to each Fund to the extent that each Fund's monthly operating expenses exceed 0.10% of net assets calculated on a monthly basis. The voluntary fee waiver may be changed or discontinued at any time after December 31, 2002 in the discretion of the Advisor. The voluntary fee waiver will not, however, be affected by the Merger.

           For the six months ended June 30, 2002, EIS has paid the Advisor $124,674 and CRF has paid $219,239. For the fiscal year ended December 31, 2001, Cornerstone Advisors earned $286,915 for services performed for CRF. CRF also paid $136,478 as compensation to Clemente Capital, Inc., the Fund's investment adviser from January 1, 2001 until March 31, 2001. For the year ended December 31, 2001, EIS paid $200,002 to U.S. Trust Company, Inc. for its services as the Fund's investment adviser.

           Bear Stearns Funds Management Inc. ("BSFM"), serves as both EIS's and CRF's administrator. EIS and CRF each pay BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the respective Fund's average weekly net assets, subject to a minimum annual fee of $50,000. In addition to the fee, the Fund is required to reimburse to the Administrator all out-of-pocket expenses incurred by the Administrator for attendance at any meetings (outside the New York metropolitan area) of the Board of Directors, or any committees of such Board, or any other meetings or presentations for which the Administrator is required to attend. For the period beginning January 2, 2002, through June 30, 2002, BSFM earned $24,795 for services performed on behalf of EIS and $25,265 for services performed on behalf of CRF.

           Based on June 30, 2002 net assets and projected expenses for the year 2002, in the absence of a voluntary fee waiver, EIS's annualized expense ratio would be expected to be approximately 2.09%. Based on similar assumptions, EIS's annualized expense ratio after the Merger, not including the expenses of the Merger, is projected to be approximately 1.59%. So long as the voluntary fee waiver described above is in effect, EIS's annualized expense ratio, including expenses of the merger, is expected to be 1.20%. The actual expense ratios for the current and calendar years, whether or not the Merger occurs, may be higher or lower than these projections and depend upon performance, general stock market and economic conditions, net asset levels, stock prices and other factors, as well as whether the voluntary expense limitation is continued.

           See "Expense Table" below for the current expenses of each Fund and pro forma expenses following the Merger.

DISTRIBUTION POLICIES

           Both Funds announced distribution policies under which they would distribute fixed, monthly amounts. Such amounts have been distributed for EIS since January 2002 and since June 2002 for CRF. The fixed, monthly distribution to CRF stockholders equals $0.0925 and the amount distributed to EIS stockholders equals $0.165. Such amounts have been distributed in July and

August and distributions have been declared by the Boards of Directors for the month of September. Such distributions may be treated as returns of capital, capital gain or ordinary income depending on each Fund's tax position for the year as a whole. Stockholders will be advised of the relevant treatment when the tax positions are known.

           It is the intention of EIS's Board of Directors to continue its current distribution policy after the Merger but there can be no guarantee that the policy will be continued for any specific time period.

UNREALIZED CAPITAL GAINS/LOSSES.

           As of June 30, 2002, EIS had approximately $2,686,587 of unrealized capital losses, representing approximately 8.06% of net assets. As of that same date, CRF had approximately $8,744,238 of unrealized capital losses, representing approximately 22.13% of net assets. As of December 31, 2001, EIS had approximately $91,132 of capital loss carryforwards. CRF had approximately $12,825,121 of capital loss carryforwards as of that same date.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER.

           As a condition to the closing of the Merger, both Funds will receive an opinion of Spitzer & Feldman P.C., counsel to the Funds, stating that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). Accordingly, neither CRF, EIS nor the Stockholders of EIS and the Eligible Stockholders of CRF that participated in CRF's dividend reinvestment plan will recognize any gain or loss as a result of the Merger. The Ineligible Stockholders of CRF and the Eligible Stockholders that did not particpate in CRF's dividend reinvestment plan may recognize gain or loss as a result of the Merger and should consult with their independent tax advisers. The holding period and the aggregate tax basis of EIS shares (including fractional shares) received by Eligible Stockholders will be the same as the holding period and aggregate tax basis of the shares of CRF previously held by the stockholder. The holding period and the aggregate tax basis of the assets received by EIS in the Merger will be the same as the holding period and the tax basis of such assets in the hands of CRF immediately before the Merger. For more information about the tax consequences of the Merger, see "Information about the Merger - Tax Considerations."

DISCOUNT FROM NET ASSET VALUE.

           Shares of closed-end funds frequently trade at a market price that is less than the value of the fund's net assets. The possibility that shares of EIS and CRF will trade at a discount from its net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. Except for limited periods of time, EIS's and CRF's shares have traded in the market at a discount.

EXPENSES OF THE MERGER.

           In evaluating the proposed Merger, Cornerstone Advisors has estimated the amount of expenses the Funds would incur as approximately $140,000, which includes, but is not limited to, NYSE fees, SEC registration fees, legal and accounting fees, proxy and distribution costs, and expenses incurred in connection with the Merger. The aggregate amount of estimated expenses of the Merger will be allocated equally between the Funds, regardless of whether the Merger is consummated, including the SEC registration fees and the fees for listing additional shares of EIS on the NYSE.

           The expenses of the Merger, without giving effect to the voluntary fee waiver, are expected to result in a reduction in net asset value per EIS share of approximately $0.03, and a reduction in net asset value per CRF share of approximately $0.01.

                                  EXPENSE TABLE

           As a shareholder, you may pay certain fees and expenses if you hold shares of EIS, CRF or in EIS post merger. These fees and expenses, including based on a pro forma basis, post merger are set forth in the table below and the example that follows:
                                                                      EIS
 SHAREHOLDER TRANSACTION EXPENSES                                   PRO FORMA,
                                       EIS              CRF        POST MERGER
 ---------------------------------     ---              ---        -----------

Sales Load (as a percentage
     of offering price)                N/A              N/A            N/A
Dividend  Reinvestment and
     Cash Purchase Plan                 $0               $0             $0
Fees
ANNUAL EXPENSES(1)
Investment Advisory Fees              1.00%            1.00%          1.00%
OTHER EXPENSES(2)                     1.09%            1.24%          0.59%
                                      -----            -----          ----
TOTAL ANNUAL EXPENSES(3)             2.09%(4)          2.24%          1.59%
                                     ========          =====          =====
----------
(1) The percentages in the above table expressing annual fund operating expenses are based on each Fund's operating expenses.
(2) Other Expenses include administration, fund accounting, custody and transfer agency fees as well as legal and auditing annual expenses. These figures do not reflect the expenses of the Merger.
(3) Total Annual Expenses do not reflect the effect of any voluntary fee waiver. Assuming that the voluntary fee waiver by Cornerstone Advisors continues, the Total Annual Expenses are anticipated to be approximately 1.20%.
(4) The estimated Total Annual Expense does not account for the current fee waiver that Cornerstone Advisors agreed to continue for the calendar year ending December 31, 2002, when it began providing investment management services to EIS. In the event that for the year ending December 31, 2002, the sum of EIS's expenses exceeds 1.5% of the average value of EIS's net assets during the calendar year up to $30,000,000, plus 1% of the average value of EIS's net assets during such year in excess of $30,000,000, Cornerstone Advisors is obligated to waive its fees as necessary and/or reimburse EIS promptly for such excess expenses.

Example. The purpose of the following example is to help you understand the costs and expenses you may bear as an investor. This example is based on the level of total annual operating expenses for each Fund listed in the table above, the total expenses relating to a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions. Stockholders do not pay these expenses directly, they are paid by the Funds before they distribute net investment income to Stockholders. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual returns will vary.

                                                                EIS
                                                              PRO FORMA,
                         EIS                  CRF            POST MERGER
                         ---                  ---            -----------
  1 Year                $210                  $230              $160
 3 Years                $650                  $700              $500
 5 Years               $1,120                $1,200             $870
10 Years               $2,420                $2,570            $1,900

                              FINANCIAL HIGHLIGHTS

           The information required in this portion is being incorporated by reference from each Fund's Semi-Annual Report to Stockholders dated June 30, 2002 which have been filed with the Commission. Each Fund's Annual dated December 31, 2001 and Semi-Annual Reports dated June 30, 2002 may be obtained without charge, by writing to the Secretary of the respective Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23 Fl., New York, New York 10179, or by calling (212) 272-2093 or (866) 227-3400.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

ORGANIZATION.

           EIS and CRF are both closed-end, diversified investment companies registered under the Investment Company Act. EIS was organized as a New York corporation and CRF as a Maryland corporation. Each Fund is managed and advised by Cornerstone Advisors. The shares of common stock of each Fund are listed and trade on the NYSE under the symbols "EIS" and "CRF", respectively. After the Merger, EIS's shares will continue to be traded on the NYSE, while CRF's shares will be delisted and CRF will cease to exist.

           The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of the Fund's shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated investment objective.

INVESTMENT OBJECTIVES.

           EIS's investment objective is to seek total return consisting of capital appreciation with current income as a secondary objective by investing primarily all of its assets in equity securities of U.S. and non-U.S. issuers whose securities trade on a U.S securities exchange or over the counter or as sponsored American Depositary Receipts ("ADR") or other forms of depositary receipts such as International Depositary Receipts ("IDR") which trade in the United States. Depository Receipts, which are sponsored, are issued with the cooperation of the company whose stock underlies the ADR. They are traded over an exchange like common stocks in the United States, are typically issued in connection with U.S. or foreign banks or trust companies and evidence ownership of the underlying securities issued by a foreign corporation including, voting rights. Current income is a secondary objective that will be achieved through the investment in U.S. debt securities. Prior to December 27, 2001, EIS's primary investment objective was to seek a high level of current income primarily through investing in debt securities with a secondary objective of capital appreciation. On that date, the stockholders of EIS at the Special Meeting of Stockholders approved certain amendments to the Fund's Prospectus and By-laws to change the investment objective of the Fund.

           CRF's investment objective is to seek long-term capital appreciation by investing in securities of U.S. and non-U.S. issuers which Fund management believes have demonstrated fundamental investment value and favorable growth prospects. In general, CRF invests primarily in common stocks, preferred stocks, rights, warrants and securities convertible into common stocks that are listed on stock exchanges or traded over the counter.

           Each Fund's foregoing investment objective cannot be changed without the vote of a majority of each Fund's outstanding voting securities as defined in the Investment Company Act. No assurance can be given that either Fund's investment objective will be achieved.

COMPARISON OF PRINCIPAL INVESTMENT POLICIES.

           EIS

           EIS intends its investment portfolio, under normal market conditions, to consist principally of the equity securities of large, mid and small-capitalization companies. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs. The Fund may, however, invest a portion of its assets in U.S. dollar denominated debt securities when Fund management believes that it is appropriate to do so in order to achieve the Fund's secondary investment objective, for example, when interest rates are high in comparison to anticipated returns on equity investments. Debt securities in which the Fund may invest include U.S. dollar denominated bank, corporate or government bonds, notes, and debentures of any maturity determined by Fund management to be suitable for investment by the Fund. The Fund may invest in the securities of issuers that it determines to be suitable for investment by the Fund regardless of their rating, provided, however, that the Fund may not invest in debt securities that are determined by Fund management to be rated below "BBB" by S&P or Moody's, commonly referred to as "junk bonds."

           EIS's management utilizes a balanced approach, including "value" and "growth" investing by seeking out companies at reasonable prices, without regard to sector or industry, that demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general in the securities industry, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios, and growth analysis is used to determine a company's potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.

           EIS may also invest up to 10% of its assets in the aggregate in the securities of other investment companies and up to 5% of its assets in any one such investment company, provided that such investment does not represent more than 3% of the voting stock of the acquired investment company of which such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of the investment company's expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to the assets so invested.

           EIS may invest up to 20% of the value of its total assets in illiquid U.S. securities. The Fund will invest only in such illiquid securities that, in the opinion of Fund management, present opportunities for substantial growth over a period of two to five years.

           EIS does not expect to trade in securities for short-term gains. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses. Since the Fund's investment policies emphasize long-term investment in the securities of companies, the Fund's annual portfolio turnover rate is expected to be relatively low, generally ranging between 25% and 75%.

           CRF

           Under normal market conditions CRF will invest at least 65% of its total assets in securities of U.S. issuers and may invest up to 35% of its total assets in debt securities. In general, CRF invests primarily in common stocks, preferred stocks, rights, warrants and securities convertible into common stocks that are listed on stock exchanges or traded over the counter.

           CRF may also invest up to 10% of its assets in the aggregate in the securities of other investment companies and up to 5% of its assets in any one such investment company, provided that such investment does not represent more than 3% of the voting stock of the acquired investment company of which such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of the investment company's expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to the assets so invested.

           CRF may invest up to 20% of its assets in illiquid U.S. and non-U.S. securities, provided that the Fund may not invest more than 3% of the Fund's assets in the securities of companies that, at the time of investment, had less than a year of operations, including operations of predecessor companies. The Fund will invest only in such illiquid securities that, in the opinion of Fund management, present opportunities for substantial growth over a period of two to five years.

           CRF does not expect to trade in securities for short-term gains. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses. Since the Fund's investment policies emphasize long-term investment in the securities of companies, the Fund's annual portfolio turnover rate is expected to be relatively low, ranging between 50% and 75%.

           Each Fund's foregoing investment policies may be changed by each Fund's respective Board of Directors without shareholder vote.

                             PRINCIPAL RISK FACTORS

           Both EIS and CRF are closed-end management investment companies and are designed primarily for long-term investors and not as trading vehicles.

           STOCK MARKET VOLATILITY. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Each Fund is subject to the general risk that the value of a Fund's investments may decline if the stock markets perform poorly. There is also a risk that each Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

           ISSUER SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

           INTEREST RATE RISK. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

           CREDIT RISKS. Fixed income securities rated B or below by S&Ps or Moody's, commonly referred to as "junk bonds", may be purchased by either Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

           EXTENSION RISK. Each Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

           ILLIQUID SECURITIES. Each Fund may invest up to 20% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act of 1933 will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

           INVESTMENT IN SMALL AND MID-CAPITALIZATION COMPANIES. Each Fund may invest in companies with mid or small sized capital structures (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If the Fund is heavily invested in these securities and the value of these securities suddenly declines, the Fund will be susceptible to significant losses.

           OVER-THE-COUNTER BULLETIN BOARD MARKETS. Each Fund may invest in companies whose stock is trading on the over-the-counter Bulletin Board which have only a limited trading market. A more active trading market may never develop. The Fund may be unable to sell its investments in these companies on any particular day due to the limited trading market.

           ANTI-TAKEOVER PROVISIONS. CRF's Articles of Incorporation and By-laws include provisions that could limit the ability of other persons or entities to acquire control of CRF or to cause it to engage in certain transactions or to modify its structure, which includes the election of directors in classes which last for three years and certain restrictions on transactions with a "Principal Shareholder" (as that term is defined in CRF's By-laws).

           LEVERAGE RISK. Utilization of leverage is a speculative investment technique and involves certain risks to the holders of common stock. These include the possibility of higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to common stockholders than if the Fund were not so leveraged. There can be no assurance that the Fund's leverage strategy will be successful.

           FOREIGN SECURITIES RISK. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region.

           DEBT SECURITY RISK. In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

           COMMON STOCK RISK. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report or acts of terrorism, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

           MARKET DISCOUNT FROM NET ASSET VALUE. Shares of closed end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the common stock will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the common stocks will depend not upon the Fund's net asset value but entirely upon whether the market price of the common stock at the time of sale is above or below the investor's purchase price for the common stock. Because the market price of the common stock will be determined by factors such as relative supply of and demand for the common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the initial public offering price. In recent years, shares of both Funds have traded at a discount to their respective net asset values.

EIS'S AND CRF'S NON-PRINCIPAL INVESTMENT POLICIES

           TEMPORARY DEFENSIVE POSITIONS. Each Fund may, in attempting to respond to adverse market, economic, political or other conditions, take temporary defensive positions that are inconsistent with its principal investment strategies. Such investments include various short-term instruments. If a Fund takes a temporary defensive position at the wrong time, the position would have an adverse impact on the Fund's performance and it may not achieve its investment objective.

           SECURITIES LENDING. Each Fund may lend its portfolio securities to broker-dealers in amounts equal to no more than 33 1/3% of the Fund's net assets. These transactions will be fully collateralized at all times with cash and/or high quality, short-term debt obligations. These transactions involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the securities lent. In the event the original borrower defaults on its obligation to return lent securities, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss and you could lose money on your investment.

           BORROWING. EIS may borrow money (i) to purchase securities, provided that the aggregate amount of borrowings may not exceeed 20% of its total assets, taken at market value at the time of borrowing, and (ii) from banks for temporary or emergency purposes in an amount not exceeding 5% of its total assets, taken at market value at the time of borrowing. To reduce its indebtedness, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund.

           CRF may borrow money not in excess of 10% of its total assets. To reduce its indebtedness, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund.

           REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities (collateral) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

           Under the Investment Company Act, neither Fund may (i) invest more than 5% of its total assets in the securities of any one investment company, nor
(ii) acquire more than 3% of the outstanding voting securities of any such company.

                       UNITED STATES FEDERAL INCOME TAXES

           The following is a brief summary of certain United States federal income tax issues that apply to each Fund. Stockholders should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of each Fund's shares, as well as tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

           Each Fund has qualified, and intends to continue to qualify and elect to be treated, as a regulated investment company ("RIC"), for each taxable year under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its stockholders.

           Each Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryovers. The Funds currently expect to distribute any excess annually to their stockholders. However, if either Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax, currently at a rate of 35%, on the amount retained. In that event, that Fund expects to designate such retained amounts as undistributed capital gains in a notice to its stockholders who:

           - will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,

           - will be entitled to credit their proportionate shares of the 35% tax paid by that Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and

           - will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's income.

           Income received by the Funds from sources within countries other than the United States may be subject to withholding and other taxes imposed by such countries, which will reduce the amount available for distribution to stockholders. If more than 50% of the value of either Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass-through" to stockholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, stockholders of the electing Fund will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) their pro rata share of the foreign taxes paid by that Fund. Each such stockholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions, but such a stockholder may be eligible to claim the foreign tax credit. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each stockholder will be notified within 60 days after the close of that Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

           Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of each Fund's income flows through to its stockholders. Any gains from the sale of securities by either Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by each Fund. Because of the limitation, stockholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals.

           Stockholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid, or that are treated as having been paid, by that Fund to its stockholders during the preceding taxable year. For a more detailed discussion of tax matters affecting each Fund and its stockholders, see "Taxation" in the SAI.

                          INFORMATION ABOUT THE MERGER

GENERAL.

           Under the Plan, CRF will merge with and into EIS on the Effective Date. As a result of the Merger and on the Effective Date: - CRF will no longer exist, and - EIS will be the surviving corporation and CRF will then:

                     1) deregister as an investment company under the Investment Company Act, 2) withdraw from registration under the Securities Exchange Act of 1934, as amended; 3) remove its shares of common stock from listing on the NYSE, and 4) cease its separate existence under Maryland law.

           As a result of the Merger:

           - Each Share of CRF common stock will convert into shares and fractional shares of EIS common stock based on net asset value at the close of business on the day before the Merger is consummated. However,

               (i) The resulting shares and fractional shares of EIS that are owned by Ineligible Stockholders will not be issued. Instead, Ineligible Stockholders will receive the Cash Price.

               (ii) Fractional EIS shares owned by former CRF stockholders who are Eligible Stockholders but were not participants in CRF's dividend Reinvestment plan ("CRF Non-participants") will not be issued but instead will be aggregated and sold by EIS's transfer agent and the net proceeds will be distributed to CRF Non-participants in proportion to their ownership of fractional shares.

               (iii) An "Ineligible Stockholder" is a stockholder of CRF who, in the reasonable opinion of EIS, is ineligible to be issued shares of EIS common stock under Article XXVI of the EIS By-laws. All other CRF stockholders are "Eligible Stockholders."

           Under Section 3-202 of the Maryland General Corporation Law and
Section 910 of the New York Business Corporation Law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds' shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the stockholders of the Funds will be bound by the terms of the Merger. However, any stockholder of either Fund may sell his or her shares of common stock at any time prior to the Effective Date on the NYSE.

           The Plan may be terminated and the Merger abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Effective
Date:

           - by the mutual written consent of the Board of Directors of each Fund, or

           - by either Fund if the conditions to that Fund's obligations under the Plan have not been satisfied or waived. If the Merger has not been consummated by December 31, 2002, the Plan automatically terminates on that date, unless a later date is mutually agreed upon by the Board of Directors of each Fund.

REASONS FOR THE MERGER.

           The Board of Directors of each Fund considered and unanimously approved the proposed Merger at meetings of each Board held on August 2, 2002. For the reasons discussed below, the Board of Directors of each Fund, including Non-interested Directors of each Fund, after consideration of the potential benefits of the Merger to the stockholders of that Fund and the expenses expected to be incurred by that Fund in connection with the Merger, unanimously determined that:

           - the interests of the existing stockholders of that Fund will not be diluted as a result of the proposed Merger, and

           - the proposed Merger is in the best interests of that Fund and its stockholders.

           The reasons stated above were fully recorded in each Fund's minute books.

           Three principal factors led each Fund's Board of Directors to reach these conclusions: (1) the Merger will create a larger Fund and, consequently, should, all other factors being equal, result in an expense ratio that is lower than the expense ratio of either Fund; (2) the larger Fund should provide better market liquidity for stockholders who want to sell their shares or add to their holdings; and (3) it has been a prime objective of each Board, through a variety of actions, to reduce the discount at which shares trade. Some of the actions taken to reduce the discount include the implementation of several large distributions to EIS's stockholders which the Adviser believes will be classified as a return of capital and, as of January of 2002, EIS's Board implemented a fixed, monthly distribution policy. Some of the actions taken by CRF's Board of Directors include the implementation of a fixed, monthly distribution policy. In addition to those actions taken, the investment Adviser of both Funds agreed to implement a voluntary fee waiver. Thus, the Adviser voluntarily waives its management fees to each Fund to the extent that monthly operating expenses exceed 0.10% of net assets calculated on a monthly basis. The Boards believe that, all other things being equal, a lower expense ratio and better market liquidity for the shares should lead to a lower discount.

IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF EACH FUND, THE MERGER SERVES THE BEST INTERESTS OF EACH FUND AND ITS STOCKHOLDERS.

           Stockholders should note that the Boards of Directors of the two Funds overlap. A majority of the directors of each Fund also are directors of the other Fund. Therefore, although the Non-interested Directors are "non-interested" with respect to each of the Funds under the Investment Company Act, some of them are not at arm's length with respect to the proposed Merger. Messrs. Lenagh and Meese are members of the CRF Board only and they have voted in favor of the same findings as the overlapping directors on the CRF Board.

           The Board of Directors of each Fund, in declaring advisable and recommending the proposed Merger, also considered the following:

           (1)      the capabilities and resources of Cornerstone Advisors;

           (2) expense ratios and information regarding fees and expenses of the Funds, both currently and on a pro forma basis;

           (3) the terms and conditions of the Merger and whether it would result in dilution of the interests of each Fund and its existing stockholders;

           (4) the compatibility of each Fund's portfolio securities, investment objective, policies and restrictions;

           (5) the tax consequences to each Fund and its stockholders in connection with the Merger;

           (6) the consequences to any Persons that are ineligible to receive shares of EIS common stock in connection with the Merger; and

           (7)      the anticipated expenses of the Merger.

           In reviewing issues relating to the structure of the Merger and the selection of the surviving corporation in the Merger, each Board also considered information provided to them by Cornerstone Advisors concerning:

           (1)      the comparative performance records of the two Funds,
           (2)      public and market perception of the two Funds,
           (3)      the relative size of the two Funds,
           (4) the investment policies and strategies Cornerstone Advisors intends to utilize in managing the merged fund,
           (5) Cornerstone Advisors' recommendation that EIS be the surviving corporation, and
           (6)      the relative tax positions of the two Funds.

TERMS OF THE MERGER AGREEMENT.

           The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, attached hereto as Exhibit A.

           At the Effective Date, each share of Eligible Stock of CRF will convert into an equivalent dollar amount of EIS common stock, based on the net asset value per share of each Fund calculated at the close of business on the Business Day preceding the Effective Date. EIS will issue fractional shares to Eligible stockholders that participate in CRF's dividend reinvestment plan, and Eligible Stockholders that do not participate in the plan will receive cash in exchange for their fractional interests. All Ineligible Stockholders shall receive cash equal to the Cash Price in exchange for their shares of CRF common stock.

           For purposes of valuing assets in connection with the Merger, the assets of CRF will be valued pursuant to the principles and procedures consistently utilized by EIS, which principles and procedures are also utilized by CRF in valuing its own assets and determining its own liabilities. As a result, it is not expected that EIS's valuation procedures as applied to CRF's portfolio securities will result in any difference from the valuation that would have resulted from the application of CRF's valuation procedures to such securities. The net asset value per share of EIS common stock will be determined in accordance with these principles and procedures, and EIS will certify the computations involved.

           EIS will issue separate certificates or share deposit receipts for EIS common stock to Eligible Stockholders. EIS will deliver these certificates or share deposit receipts representing shares of EIS common stock to Fifth Third Bank, as the transfer agent and registrar for EIS common stock. EIS will not permit any Eligible stockholder to receive new certificates representing shares of EIS common stock until the stockholder has surrendered his or her outstanding certificates representing shares of the common stock of CRF or, in the event of lost certificates, posted adequate bond. CRF will request its stockholders to surrender their outstanding certificates representing shares of the common stock of CRF or post adequate bond as required by EIS's transfer agent. Dividends payable to holders of record of shares of EIS as of any date after the Effective Date and prior to the exchange of certificates by any stockholder of CRF will be paid to such stockholder, without interest accrued as of the Effective Date; however, such dividends will not be paid unless and until such stockholder surrenders his or her stock certificates of CRF for exchange.

PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE MERGER, STOCKHOLDERS OF CRF WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR EIS STOCK CERTIFICATES.

           The net asset value of the EIS shares received by an Eligible Stockholder will be equal to the aggregate net asset value of the CRF shares exchanged. The cash received by an Ineligible Stockholder for each share surrendered will be equal to the Cash Price.

           The Plan provides, among other things, that the Merger will not take place without:

           - the requisite approval of the stockholders of EIS and CRF, and
           - the effectiveness of a Registration Statement on Form N-14.

           The Plan may be terminated at any time prior to the Effective Date by mutual agreement of each Fund's Board of Directors or by either Fund if the other has violated a condition of the Plan. The Plan will automatically terminate after December 31, 2002 if the Merger has not been consummated, unless such time is extended by mutual agreement of the Board of Directors of each Fund.

           The Plan may be amended, modified or supplemented by mutual agreement of CRF and EIS. However, no amendments which would have the effect of changing the provisions for determining the number of shares issued to Eligible Stockholders or cash to Ineligible Stockholders will be permitted following the Meeting unless those stockholders consent to the amendment.

EXPENSES OF THE MERGER.

           In evaluating the proposed Merger, Cornerstone Advisors has estimated the amount of expenses the Funds would incur, including, but not limited to, NYSE listing fees, SEC registration fees, legal and accounting fees, proxy and distribution costs, and expenses incurred in connection with the Merger. The estimated total expenses pertaining to the Merger is approximately $140,000.

           The expenses of the Merger, without giving effect to the voluntary fee waiver, are expected to result in a reduction in net asset value per EIS share of approximately $0.03, and a reduction in net asset value per CRF share of approximately $0.01.

TAX CONSIDERATIONS.

           The Plan and Merger are conditioned upon the receipt by the Funds of an opinion from Spitzer & Feldman P.C., substantially to the effect that, based upon the facts, assumptions and representations of the parties, for federal income tax purposes:

           - the Merger will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code,

           - no gain or loss will be recognized by either Fund as a result of the Merger,

           - the basis of the assets of CRF in the hands of EIS will be the same as the basis of such assets to CRF immediately prior to the Merger,

           - the holding period of the assets of CRF in the hands of EIS will include the period during which such assets were held by CRF,

           - except for any Ineligible Stockholders that receive cash ("Boot") and all Eligible Stockholders of CRF that do not receive fractional shares, no gain or loss will be recognized by the Eligible Stockholders of CRF upon the conversion of their CRF shares into EIS common stock,

           - the basis of EIS shares received by the Eligible Stockholders will be the same as the basis of the shares (including fractional share interests) of CRF exchanged therefor, and

           - the holding period of EIS shares (including fractional share interests) received by the Eligible Stockholders will include the holding period during which the shares of CRF exchanged therefor were held, provided that at the time of the exchange the shares of CRF were held as capital assets in the hands of the stockholders of CRF.

           While CRF is not aware of any adverse state or local tax consequences of the proposed Merger, it has not requested any ruling or opinion with respect to such consequences and stockholders may wish to consult their own tax advisers with respect to such matters.

           The Board of Directors of each Fund considered the tax loss carryforward and current capital loss positions of the two Funds as part of their overall process of considering the proposed Merger. They also considered professional advice that they received regarding the future use of these various capital loss categories to offset future capital gains. This professional advice included the possibility that in some circumstances utilization of the capital loss carryforwards might be restricted, in part because of the Merger.

The Boards also considered whether the ability to continue to utilize the capital loss carryforwards should be made a condition to the effectiveness of the Merger and concluded that it should not. The Boards concluded that in their respective judgments, under all of the facts and circumstances known to them after considering the advice of their professional advisers, the Merger is in the best interests of both Funds and their stockholders, even if as a consequence there may be "truncation" (restriction on the utilization) of the capital loss carryforwards under the Code.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

DESCRIPTION OF SECURITIES TO BE ISSUED.

           The authorized stock of EIS consists of fifteen million (15,000,000) shares of common stock, U.S. $0.01 par value. Shares of EIS entitle its holders to one vote per share. Holders of EIS's common stock are entitled to share equally in dividends authorized by the Fund's Board of Directors payable to the holders of such common stock and in the net assets of EIS available for distribution to holders of such common stock. Shares have non-cumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. The outstanding shares of common stock of EIS are fully paid and non-assessable. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. EIS holds stockholder meetings annually.

           The following table shows information about the common stock of each Fund as of June 30, 2002.

                 AMOUNT AUTHORIZED    AMOUNT HELD BY FUND     AMOUNT OUTSTANDING
    EIS
Common Stock         15,000,000                -                  2,174,766
    CRF
Common Stock        100,000,000             225,200               4,598,636

           As of June 30, 2002, the net asset value of EIS common stock was $15.32, and the market price per share was $14.25. As of that same date, the net asset value of CRF common stock was $8.59, and the market price per share was $7.25.

DISCOUNT TO NET ASSET VALUE.

           Shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Funds' net asset values may decrease, and this risk may be greater for stockholders expecting to sell their shares in a relatively short period. THE SHARES OF COMMON STOCK OF THE FUNDS SHOULD THUS BE VIEWED AS BEING DESIGNED PRIMARILY FOR LONG-TERM INVESTORS AND SHOULD NOT BE CONSIDERED A VEHICLE FOR TRADING PURPOSES.

           During the period since the inception of the Funds, the common stock of both Funds has generally traded at a discount to net asset value, and does so currently. It is not possible to state whether shares of EIS will trade at a premium or discount to net asset value following the Merger, or the extent of any such premium or discount. The Directors of both Funds have regularly considered, and the Directors of EIS will continue to consider, the respective Fund's market price discount and the effect of the discount on the Fund and its stockholders.



                 PER SHARE DATA FOR EIS FUND, INC. COMMON STOCK
                               TRADED ON THE NYSE

                                         CLOSING      CLOSING
QUARTER         HIGH          LOW        MARKET      NET ASSET        PREMIUM/
 ENDED        PRICE ($)     PRICE ($)   PRICE ($)    VALUE ($)      (DISCOUNT)%
 -----        ---------     ---------   ---------    ---------      -----------

 3/31/99        16.75        16.18        16.37       18.73           (12.57)
 6/30/99        16.25        15.50        15.50       18.12           (14.46)
 9/30/99        15.50        15.00        15.18       18.16           (16.37)
 12/31/99       15.25        14.37        14.37       17.68           (18.69)
 3/31/00        14.56        14.00        14.56       17.86           (18.46)
 6/30/00        15.00        14.37        15.00       17.92           (16.29)
 9/30/00        15.50        14.81        15.50       18.09           (14.32)
 12/31/00       16.37        15.25        15.87       18.26           (13.06)
 3/31/01        17.20        16.31        17.15       18.81            (8.83)
 6/30/01        17.10        16.93        17.10       18.50            (7.57)
 9/30/01        17.80        16.97        17.35       n.a.              n.a.
 12/31/01       15.39        17.15        16.17       18.27           (11.49)
 3/31/02        16.35        15.60        15.60       17.79           (12.31)
 6/30/02        15.70        14.25        14.25       15.32            (6.98)

         PER SHARE DATA FOR THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                        COMMON STOCK TRADED ON THE NYSE

                                          CLOSING
QUARTER        HIGH          LOW           MARKET     CLOSING NET     PREMIUM/
 ENDED       PRICE ($)     PRICE ($)     PRICE ($)   ASSET VALUE ($) (DISCOUNT)%
 -----       ---------     ---------     ---------     ---------     -----------

  3/31/99     11.50          9.25        9.25            11.63         (20.46)
  6/30/99     11.75          9.18        11.75           12.95          (9.27)
  9/30/99     12.00          10.25       10.25           11.87         (13.65)
  12/31/99    11.87          9.31        11.87           13.59         (12.62)
  3/31/00     13.56          11.50       13.56           15.48         (12.39)
  6/30/00     13.56          10.12       11.25           13.98         (19.53)
  9/30/00     11.25          10.00       10.31           13.10         (21.28)
  12/31/00     9.93          9.25        9.43            12.03         (21.55)
  3/31/01      9.81          7.75        7.90            10.10         (21.78)
  6/30/01      8.70          7.78        8.64            10.53         (17.95)
  9/30/01      8.51          6.75        6.95            9.04          (23.12)
  12/31/01     8.49          7.50        8.49            10.14         (16.27)
  3/31/02      8.68          7.93        8.60            9.94          (13.48)
  6/30/02      8.40          6.99        7.25            8.59          (15.60)


CAPITALIZATION.

           The following table shows on an unaudited basis the capitalization of EIS and CRF as of June 30, 2002, and on a pro forma basis as of that same date giving effect to the Merger:

                                                                    EIS
                                                                 PRO FORMA
                               EIS                CRF           POST MERGER
                               ---                ---           -----------
     Net Assets            $33,324,619        $39,509,623       $72,674,547*

 Shares Outstanding         2,174,766          4,598,636         4,753,308

    NAV Per Share             $15.32             $8.59             $15.29

------------
* The Pro Forma Net Assets of EIS Post Merger account for the aggregate cost of the Merger to both EIS and CRF, which is approximately $140,000.

DIVIDENDS AND OTHER DISTRIBUTIONS.

           Each Fund intends to distribute dividends from its net investment income and any net realized capital gains after utilization of capital loss carryforwards annually to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by stockholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund are invested in shares of the Fund at market value and credited to the stockholder's account on the settlement date which is usually three Business Days from the purchase date or, at the stockholder's election, paid in cash.

           On June 19, 2002, CRF's Board of Directors authorized the implementation of a fixed, monthly distribution policy whereby CRF would distribute on a monthly basis $0.0925 per share to its stockholders. On the same date, EIS's Board of Directors reaffirmed its prior decision which implemented a fixed, distribution policy whereby EIS will distribute on a monthly basis $0.165 per share to its stockholders. Such distributions may be considered as returns of capital, income, capital gains or a combination of all three. The Board of Directors of EIS, in its continuing discretion, intends to continue a fixed, monthly distribution policy after the Merger.

PORTFOLIO VALUATION.

           Investments of each Fund are stated at value in each Fund's financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by each Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors of each Fund has established general guidelines for calculating fair value of securities that are not readily marketable. The net asset value per share of each Fund is made public weekly.

           For purposes of valuing assets in connection with the Merger, the assets of CRF will be valued pursuant to the principles and procedures consistently utilized by EIS, which principles and procedures are also utilized by CRF in valuing its own assets and determining its own liabilities. As a result, it is not expected that EIS's valuation procedures as applied to CRF's portfolio securities will result in any difference from the valuation that would have resulted from the application of CRF's valuation procedures to such securities.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN.

           Each Fund operates a Dividend Reinvestment and Cash Purchase Plan (the "Program"), pursuant to which Fund dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in shares of the Fund. CRF's Program is sponsored and administered by American Stock Transfer & Trust Co. (the "CRF Agent"), and EIS's Program is sponsored and administered by Fifth Third Bank (the "EIS Agent"). Collectively, the CRF Agent and EIS Agent shall be referred to hereinafter as the "Agent".

           Stockholders who have shares registered directly in their own names automatically participate in the respective Fund's Program, unless and until an election is made to withdraw from the Program on behalf of such participating stockholder. Stockholders who do not wish to have distributions automatically reinvested should so notify the Agent. Under the Program, each of the Fund's respective dividends and other distributions to stockholders are reinvested in full and fractional shares as described below.

           When the respective Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the stockholders behalf, will (i) receive additional authorized shares from the respective Fund either newly issued or repurchased from stockholders by the Fund and held as treasury stock ("Newly Issued Shares") or,
(ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the respective Fund ("Open Market Purchases").

           Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting stockholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting stockholders at a price equal to the average closing price of the respective Fund over the five trading days preceding the payment date of such dividend.

           Registered stockholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a stockholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the stockholder will automatically receive such Dividends in additional shares.

           Participants in the Program may withdraw from the Program by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a Participant withdraws from the Program, or upon termination of the Program as provided below, certificates for whole shares credited to his/her account under the Program will, upon request, be issued. Whether or not a participant requests that certificates for whole shares by issued, a cash payment will be made for any fraction of a share credited to such account.

           The Agent will maintain all stockholder accounts in the Program and furnish written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records. The Agent will hold shares in the account of each Program participant in non-certified form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Program. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating stockholders.

           In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Program, the Agent will administer the Program on the basis of the number of shares certified from time to time by the record stockholder as representing the total amount of shares registered in the stockholder's name and held for the account of beneficial owners participating in the Program.

           All correspondence concerning CRF's Program should be directed to the CRF Agent at 59 Maiden Lane, New York, New York 10038. All correspondence concerning EIS's Program should be directed to the EIS Agent at 38 Fountain Square Plaza, Cincinnati, OH 45202.

CORPORATE GOVERNANCE PROVISIONS.

           CRF

           The By-laws of CRF contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors of CRF is divided into three classes each having a term of three years. Each year, the term of one class expires and the successor or successors elected to such class will serve for a three-year term. This provision could delay the replacement of a majority of the Board of Directors for up to two years.

           In addition, the affirmative vote of at least sixty-six and two-thirds (66 2/3%) of the holders of the shares of either of the Funds is required to authorize any of the following transactions:

           (i) merger, consolidation or share exchange of either of the Funds with or into any Principal Shareholder (as defined below);

           (ii) issuance by either of the Funds of any securities of either of the Funds to any Principal Shareholder for cash;

           (iii) sale, lease, or exchange by either of all or any substantial part of the assets of the Funds to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); and

           (iv) The sale, lease or exchange to the Funds, in exchange for securities of the Funds, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). CRF's By-laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at stockholders' meetings where the Fund has not received sufficient prior notice of the matters.

           The Board of Directors of CRF has determined that the foregoing voting requirements are in the best interests of Stockholders generally.

           A "Principal Shareholder" is defined in each Fund's respective Articles of Incorporation as any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of any class of stock of the respective Fund and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. In addition to the shares of stock which a corporation, person or other entity beneficially owns directly, (a) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of stock of either of the Funds (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding stock option granted by the respective
Fund), or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of either Fund, or which is its "affiliate" or "associate," as those terms are defined in Rule 12b-2 of the 1934 Act, and (b) the outstanding shares of any class of stock of either Fund shall include shares deemed owned through application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversions rights or warrants, or otherwise.

           EIS

           While EIS's current By-laws do not contain some of the restrictions that are contained in CRF's By-laws, Article XXVI prohibits the transfer of its securities if such transfer would or might, in the reasonable opinion of EIS's Board of Directors, incur any responsibility for substantial expenses or any responsibility to make regulatory filings in a jurisdiction outside the United States.

PROVISIONS IN BOTH FUNDS BY-LAWS.

           Each Fund's By-laws provide, among other things, that:

           - certain advance notice requirements must be met in order for Stockholders to submit proposals at annual meetings and for nominations by stockholders for election to the Board of Directors, and

           - the power to amend the By-laws is reserved to the Board of Directors, except as otherwise required by the Investment Company Act.

MANAGEMENT OF THE FUNDS

DIRECTORS AND PRINCIPAL OFFICERS.

           The business and affairs of each Fund are managed under the direction of that Fund's Board of Directors, and the day-to-day operations are conducted through or under the direction of the officers of that Fund. Except for Mr. Bentz, all of the Directors of EIS also serve as Directors and Officers of CRF. In addition to the Directors of EIS listed below, Messrs. Thomas H. Lenagh and Edwin Meese III also serve as Directors of CRF.

Directors and Executive Officers of EIS are as follows:



Non-Interested Directors:
                                                                                               Directorships held by
                                                 Term of                                       Nominee for Director outside
Name, Address and Age           Position(s)      Office       Principal Occupation during      of Fund Complex*
                                with Fund        Since        past 5 years

Andrew A. Strauss (48)         Director          2001         Attorney and senior member of    Director of The SmallCap
77 Central Avenue                                             Strauss & Associates, P.A.,      Fund, Inc.; Memorial Mission
Suite F                                                       Attorneys, Asheville and         Hospital Foundation and
Asheville, NC 28801                                           Hendersonville, N.C.; previous   Deerfield Episcopal
                                                              President of White Knight        Retirement Community.
                                                              Healthcare, Inc. and LMV
                                                              Leasing, Inc., a wholly owned
                                                              subsidiary of Xerox Credit
                                                              Corporation.

Glenn W. Wilcox, Sr. (70)      Director          2001         Chairman of the Board and        Director of The SmallCap
One West Pack Square                                          Chief Executive Officer of       Fund, Inc.; Wachovia Corp.;
Suite 1700                                                    Wilcox Travel Agency.            Board Trustee and Chairman
Asheville, NC 28801                                                                            of Appalachian State
                                                                                               University; and Board
                                                                                               Trustee and Director, Mars
                                                                                               Hill College; and Director,
                                                                                               Champion Industries, Inc.;
                                                                                               Chairman, Tower Associates,
                                                                                               Inc. (a real estate venture).

Scott B. Rogers (46)           Director          2001         Chief Executive Officer,         Director of A-B Vision
30 Cumberland Ave.                                            Asheville Buncombe Community     Board; Chairman and
Asheville, NC 28801                                           Christian Ministry; and          Director, Recycling
                                                              President, ABCCM Doctor's        Unlimited and
                                                              Medical Clinic; Appointee, NC    Interdenominational
                                                              Governor's Commission on         Ministerial Alliance; and
                                                              Welfare to Work.                 Director, Southeastern
                                                                                               Jurisdiction Urban Networkers.

------------
* As of January 2, 2002, the Fund Complex is comprised of EIS, CRF, Cornerstone Strategic Value Fund, Inc. and Progressive Return Fund, Inc. all of which are managed by Cornerstone Advisors.



Interested Directors:
                                                                                               Directorships held by
                                                 Term of                                       Nominee for Director outside
Name, Address and Age           Position(s)      Office       Principal Occupation during      of Fund Complex*
                                with Fund        Since        past 5 years

Ralph W. Bradshaw (51)**        Chairman of         2001      President of Cornerstone         Director of The SmallCap Fund
One West Pack Square            the Board and                 Advisors, Inc.; President of
Suite 1650                      President                     CRF, Cornerstone Strategic
Asheville, NC 28801                                           Value Fund, Inc. and
                                                              Progressive Return Fund, Inc.;
                                                              Financial Consultant; Vice
                                                              President, Deep Discount
                                                              Advisors, Inc. (1993-1999).

Gary A. Bentz** (46)            Vice             2001         Chief Financial Officer of
One West Pack Square            President,                    Cornerstone Advisors, Inc.,
Suite 1650                      Treasurer                     Vice President and Treasurer
Asheville, NC 28801                                           of Progressive Return Fund,
                                                              Inc., Cornerstone Strategic
                                                              Value Fund, Inc. and CRF;
                                                              Financial Consultant; CPA;
                                                              Chief Financial Officer of
                                                              Deep Discount Advisors, Inc.
                                                              (1993-2000).

------------
* As of January 2, 2002, the Fund Complex is comprised of EIS, CRF, Cornerstone Strategic Value Fund, Inc. and Progressive Return Fund, Inc. all of which are managed by Cornerstone Advisors.
** Mr. Bradshaw and Mr. Bentz are "interested persons" as defined in the Investment Company Act of 1940 ("Investment Company Act") because they are both directors, officers and 50% shareholders in Cornerstone Advisors, Inc., the Fund's investment manager.


           All of the Directors, with the exception of Mr. Bentz, listed above served on the Board of Directors for each closed-end fund within the Fund Complex that was managed by Cornerstone Advisors, Inc. ("Cornerstone Advisors"), the Fund's investment manager, during the current fiscal year. In addition, Messrs. Thomas Lenagh and Edwin Meese III are Directors of CRF, Cornerstone Strategic Value Fund, Inc. and Progressive Return Fund, Inc. but are not directors of EIS.

           The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of June 30, 2002. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.



Non-Interested Directors:

   ------------------------------- --------------------------- ---------------------------------
   Name                            Dollar   Range  of  Equity  Aggregate    Dollar   Range   of
                                   Securities in the Fund.     Equity  Securities  in All Funds
                                                               Overseen  by  Directors  in Fund
                                    Complex.
   ------------------------------- --------------------------- ---------------------------------
   ------------------------------- --------------------------- ---------------------------------
   Andrew A. Strauss               $1-$10,000                  $10,001-$50,000
   ------------------------------- --------------------------- ---------------------------------
   ------------------------------- --------------------------- ---------------------------------
   Glenn W. Wilcox Sr.             $10,001-$50,000             $10,001-$50,000
   ------------------------------- --------------------------- ---------------------------------
   ------------------------------- --------------------------- ---------------------------------
   Scott B. Rogers                 -                           -
   ------------------------------- --------------------------- ---------------------------------

Interested Directors:

   ------------------------------- --------------------------- ---------------------------------
   Name                            Dollar   Range  of  Equity  Aggregate    Dollar   Range   of
                                   Securities in the Fund.     Equity  Securities  in All Funds
                                                               Overseen  by  Directors  in Fund
                                     Complex
   ------------------------------- --------------------------- ---------------------------------
   ------------------------------- --------------------------- ---------------------------------
   Ralph A. Bradshaw               $10,001-$50,000             $50,001-$100,000
   ------------------------------- --------------------------- ---------------------------------
   ------------------------------- --------------------------- ---------------------------------
   Gary A. Bentz                   $10,001-$50,000             Over $100,000
   ------------------------------- --------------------------- ---------------------------------


                               EXECUTIVE OFFICERS

           In addition to Messrs. Bradshaw and Bentz, the other officer of both EIS and CRF is:

                                                 Term of
                                                 Office for
                                Position(s)      both Funds
Name, Address and Age           with EIS and     Since        Principal Occupation during      Directorships held by Officer
                                CRF                           past 5 years

Thomas R. Westle (48)           Secretary        2001         Partner of Spitzer & Feldman
405 Park Avenue                                               P.C., a law firm, and previous
New York, NY 10022                                            Partner at Battle Fowler LLP;
                                                              Secretary of Progressive
                                                              Return Fund, Inc., and
                                                              Cornerstone Strategic Value
                                                              Fund, Inc.


           Each Fund pays each of its directors who is not a director, officer, partner, co-partner or employee of Cornerstone Advisors or any affiliate thereof a stipend of $6,000, a fee in the amount of $600 per Board Meeting, and a fee of $100 per Special Telephonic Board Meeting. Each Fund has an Audit and Nominating Committee each of which is comprised of all of the Non-interested members of the Board of Directors. Committee members that attend the Committee Meetings shall receive a fee of $200 per meeting attended. In addition, each Fund will reimburse those directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.


                                                                    Aggregate
                                       Aggregate       -----------------------------------
                                   Compensation From              Compensation               Total Compensation From Fund and
        Name of Director                  EIS                       From CRF                  Fund Complex* Paid to Director
        ----------------                  ---                       --------                  ------------------------------
Ralph W. Bradshaw                        $1,733                      $16,950                              $58,621
Glenn W. Wilcox, Sr.                     $1,733                      $8,300                               $26,150
Andrew A. Strauss                        $1,733                      $8,300                               $26,150
Edwin Meese III                            -                         $8,300                               $22,450
Scott B. Rogers                          $1,733                      $8,300                               $26,150
Thomas H. Lenagh                           -                         $6,350                               $23,000
Gary A. Bentz                            $1,733                         -                                 $1,733

-------------------------
* For compensation purposes, Fund Complex refers to CRF, Progressive Return Fund, Inc. and The Cornerstone Strategic Value Fund, Inc. all of which were managed by Cornerstone Advisors during the year ended December 31, 2001.

           The Articles of Incorporation and By-laws of each Fund provide that the Fund will indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, each Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to Stockholders for money damages, except in limited instances.

INVESTMENT ADVISER.

           Cornerstone Advisors is the investment adviser to both Funds pursuant to investment advisory agreements which were entered into on April 19, 2001, with CRF and January 2, 2002, with EIS. The annual advisory fee payable by each Fund under the advisory agreement is equal to one (1%) percent of each Fund's average weekly net assets. Effective July 1, 2002, Cornerstone Advisors implemented a voluntary fee waiver with regard to both Funds by which, as contemplated, the Advisor would voluntarily waive its management fees to each Fund to the extent that each Fund's monthly operating expenses exceed 0.10% of net assets calculated on a monthly basis. The voluntary fee waiver may be changed or discontinued at any time after December 31, 2002 in the discretion of the Advisor.

           In addition to the newly implemented fee waiver, Cornerstone Advisors, as of January 1, 2002, has stated that it will continue a fee waiver formula that U.S. Trust Company, Inc. had previously implemented while acting as EIS's investment adviser. Under this fee waiver formula, in the event that for the year ending December 31, 2002, the sum of EIS's expenses exceeds 1.5% of the average value of EIS's net assets during the calendar year up to $30,000,000, plus 1% of the average value of EIS's net assets during such years in excess of $30,000,000, Cornerstone Advisors is obligated to waive its fees as necessary and/or reimburse EIS promptly for such excess expenses.

           Cornerstone Advisors, which has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801, was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the Securities and Exchange Commission under the Investment Company Act. Cornerstone Advisors is the investment adviser to two other closed-end funds, Cornerstone Strategic Value Fund, Inc. and Progressive Return Fund, Inc.. Mr. Ralph W. Bradshaw, a Director and President of EIS and CRF, serves as each Fund's portfolio manager.

           Messrs. Ralph Bradshaw and Gary Bentz are the sole stockholders of Cornerstone Advisors and each have had extensive experience with closed-end investment companies. Mr. Bradshaw, served as a Vice President of Deep Discount Advisors, Inc. ("Deep Discount"), a large stockholder of both EIS and CRF, from 1993 to 1999, and Mr. Bentz was affiliated with Deep Discount as its Chief Financial Officer from 1993 to 2000. Messrs. Bradshaw and Bentz no longer possess any ownership interest in Deep Discount nor do they provide any services to Deep Discount or its clients. There exists no arrangements or understandings among Cornerstone Advisors, Deep Discount, Ron Olin Investment Management Company ("ROIMC") or any of their respective stockholders with respect to the Funds.

           Deep Discount and ROIMC, both of which jointly filed a Schedule 13G with the Securities and Exchange Commission (the "SEC") on February 13, 2002, as beneficial owners of more than five (5%) percent of the outstanding shares of each Fund, are registered investment advisers which, on behalf of their respective advisory clients, invest in the common stock of closed-end investment companies.

           Cornerstone Advisors has sole investment discretion for each Fund's assets under the supervision of each Fund's Board of Directors and in accordance with each Fund's stated policies. Cornerstone Advisors selects investments for each Fund and places purchase and sale orders on behalf of the Funds.

ADMINISTRATOR.

           Bear Stearns Funds Management Inc. ("BSFM") serves as each Fund's administrator pursuant to an administrative agreement with each Fund. BSFM is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

           BSFM provides office facilities and personnel adequate to perform the following services for each Fund:

           - oversight of the determination and publication of each Fund's net asset value in accordance with the respective Fund's policy as adopted from time to time by the respective Board of Directors,

           - oversee the maintenance of the books and records of each Fund as required under the Investment Company Act,

           -        assist in the preparation and filing of each Fund's U.S.
                    federal, state and local income tax returns,

           - preparation of financial information for each Fund's proxy statements and semiannual and annual reports to Stockholders, and

           -        preparation of certain of each Fund's reports to the SEC.

           As of June 30, 2002, BSFM provided accounting and/or administrative services for 29 investment companies and investment partnerships, with combined total assets of approximately $6.6 billion.

CUSTODIAN.

           Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey, is the custodian for both Funds' assets.

TRANSFER AGENT AND REGISTRAR.

           American Stock Transfer & Trust Co., 59 Maiden Lane, New York, New York 10038 acts as the transfer agent and registrar of CRF, and Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45202, acts as the transfer agent and registrar of EIS.

ESTIMATED EXPENSES.

           Except as otherwise provided in the administrative services agreements, Cornerstone Advisors and BSFM are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of each Fund, as well as the fees of all directors of each Fund who are affiliated with those companies or any of their affiliates. Each Fund pays all other expenses incurred in the operation of that Fund including, among other things:

           -   expenses for legal and independent accountants' services,
           - costs of printing proxies, stock certificates and stockholder reports,
           - charges of the custodians, and the transfer and dividend- paying agent's expenses in connection with the Funds' Dividend Reinvestment and Cash Purchase Plan,
           -   fees and expenses of unaffiliated directors,
           -   accounting and pricing costs,
           -   membership fees in trade associations,
           -   fidelity bond coverage for the Funds' officers and employees,
           -   directors' and officers' errors and omissions insurance coverage,
           -   brokerage costs and stock exchange fees,
           -   taxes,
           -   stock exchange listing fees and expenses, and
           - other extraordinary or non-recurring expenses and other expenses properly payable by the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

           The following table shows certain information based on filings made with the SEC concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of either Fund because they possessed or shared voting or investment power with respect to the shares of that Fund:

                                                       EIS                     CRF
                                             ------------------------------------------------
                                             SHARES OF COMMON STOCK    SHARES OF COMMON STOCK
                                              BENEFICIALLY  OWNED        BENEFICIALLY OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER              AMOUNT       %        AMOUNT        % OF
------------------------------------
Deep Discount Advisors, Inc.
One West Pack Square                             277,200    12.8       1,188,400     25.0(1)
Suite 777
Asheville, NC  28801

Ron Olin Investment Management Company           461,400    21.4(1)    1,015,400      21.4(1)
One West Pack Square
Suite 777
Asheville, NC  28801

Ronald G. Olin                                   288,000    13.3(2)      N/A            N/A
One West Pack Square
Suite 777
Asheville, NC  28801

-----------------
(1) Based solely upon information presented in a Schedule 13G/A, dated February 13, 2002 with respect to EIS and February 15, 2002, with respect to CRF, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company. Pursuant to that Schedule 13G, each respective entity has both sole voting and dispositive power, as well as shared voting and dispositive power, over the shares beneficially owned.

(2) Based solely upon information presented in a Schedule 13G, dated May 7, 2002, filed by Ron Olin.


           All the directors and executive officers, as a group, of EIS, as of June 30, 2002, owned less than 1% of the outstanding shares of EIS, and all the directors and executive officers, as a group, of CRF, as of the same date, owned less than 1% of the outstanding shares of CRF.

EXPERTS

           Each Fund previously used PricewaterhouseCoopers LLP, Two Commerce Square, Philadelphia, PA 19103, as its independent public accountants who audited each Funds financial statements for the fiscal year ended December 31, 2001. The Stockholders of both EIS on April 18 and CRF on April 19, ratified the selection of Tait, Weller & Baker as each Fund's respective independent accountants for the year ending December 31, 2002.

REQUIRED VOTE
           The Merger has been approved by the Board of Directors of each Fund. Approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of each Fund. Therefore an abstention is equivalent to a vote against the Merger. The Board of Directors of each Fund recommends that the Stockholders vote "FOR" this Proposal 1.

LEGAL PROCEEDINGS

           There are currently no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

           Certain legal matters in connection with the Merger will be passed upon for the Funds by Spitzer & Feldman P.C.

II. ADDITIONAL PROPOSAL TO BE VOTED ON BY EIS STOCKHOLDERS WHICH WILL ONLY TAKE EFFECT IN THE EVENT THAT PROPOSAL 1 IS APPROVED BY EIS AND CRF'S STOCKHOLDERS.

                                 EIS PROPOSAL 2:


    RATIFICATION OF THE CHANGE IN THE NAME OF THE FUND FROM "EIS FUND, INC."
                    TO "CORNERSTONE TOTAL RETURN FUND, INC."

           In connection with the proposed merger of EIS and CRF, the Board of Directors of EIS authorized an amendment to the EIS's Certificate of Incorporation to change the name of the Fund from "EIS Fund, Inc." to "Cornerstone Total Return Fund, Inc.", but only in the event that the Merger is consummated. Under the New York Business Corporation Law, an amendment to a certificate of incorporation, which changes the name of the corporation, must be authorized by the Board of Directors and ratified by a majority of the outstanding shares entitled to vote.

           At the Board of Directors Meeting held on August 2, 2002, the Board of Directors unanimously authorized the amendment to the Certificate of Incorporation to change the name of the Fund from "EIS Fund, Inc." to "Cornerstone Total Return Fund, Inc.", as set forth on Exhibit B.

           Accordingly, the Board of Directors believes that, if the Merger is consummated, changing the name of the Fund to "Cornerstone Total Return Fund, Inc." is appropriate and in the best interests of the Fund and its shareholders.

REQUIRED VOTE

           Ratification of the name change requires the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. If the name change is approved by the Fund's stockholders, such change will become effective immediately following the filing of the Fund's Certificate of Amendment to the Certificate of Incorporation with the New York State Department of State.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE AMENDMENT TO THE FUND'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE FUND FROM "EIS FUND, INC." TO "CORNERSTONE TOTAL RETURN FUND, INC."

                             ADDITIONAL INFORMATION

           The Proxy Statement/Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

           The Funds are subject to the informational requirements of the Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20594, at prescribed rates.

OTHER MATTERS TO COME BEFORE THE MEETING.

           The Board of Directors of each Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of Stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in their discretion in the interest of the respective Fund. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

           By order of the Boards of Directors of EIS Fund, Inc. and The Cornerstone Strategic Return Fund, Inc.

                               EIS FUND, INC.
                               Ralph W. Bradshaw
                               President

                               THE CORNERSTONE STRATEGIC RETURN FUND, INC.

                               Ralph W. Bradshaw
                               President

                                                                       EXHIBIT A

                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

           THIS MERGER AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 25th day of October, 2002, between The Cornerstone Strategic Return Fund, Inc. (the "Target Fund" or "CRF"), a Maryland corporation and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and EIS Fund, Inc. (the "Acquiring Fund" or "EIS"), a New York corporation and a registered investment company under the 1940 Act.

           This agreement contemplates a tax-free merger transaction which qualifies for federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

           NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the Parties hereto agree as follows:

1.         DEFINITIONS

           Certain capitalized terms used in this Agreement are specifically defined herein.

2.         BASIC TRANSACTION

           2.1.      THE MERGER.

           (a) On and subject to the terms and conditions of this Agreement, the Target Fund will merge with and into the Acquiring Fund (the "Merger") at the Effective Date (as defined in Section 2.3 below) in accordance with the Maryland General Corporation Law ("MGCL") and New York Business Corporation Law ("BSL"). EIS shall be the surviving investment company. CRF shall cease to exist as a separate investment company.

           (b) Each share of CRF common stock will convert into shares and fractional shares of EIS common stock in accordance with
                     Section 5.01 below. However,

                     (i) the resulting shares and fractional shares of EIS that are owned by Ineligible Stockholders will not be issued. Instead, Ineligible Stockholders will receive cash equal to the average of the closing market prices for the last five days prior to the Effective Date on which shares of EIS are traded on the New York Stock Exchange (the "Cash Price"). The Board of Directors of both EIS and CRF may, if they both agree, substitute the closing price on the New York Stock Exchange for the next earlier trading day or days in the event that they determine, in their best judgment, that the closing price on one or more of the original five trading days was manipulated for the purpose of increasing or decreasing the Cash Price.

                     (iii) Fractional EIS shares owned by former CRF stockholders who are Eligible Stockholders but were not participants in CRF's dividend reinvestment plan ("CRF Non-participants") will not be issued but instead will be aggregated and sold by EIS's transfer agent and the net proceeds will be distributed to CRF Non-participants in proportion to their ownership of fractional shares.
                     (iv) An "Ineligible Stockholder" is a stockholder of CRF who, in the reasonable opinion of EIS, is ineligible to be issued shares of EIS common stock under Article XXVI of the EIS By-laws. All other CRF stockholders are "Eligible Stockholders."

           2.2. ACTIONS AT CLOSING. At the closing of the transactions contemplated by this Agreement (the "Closing") on the date thereof (the "Closing Date"), (i) CRF will deliver to EIS the various certificates and documents referred to in Article 7 below, (ii) EIS will deliver to CRF the various certificates and documents referred to in Article 8 below, and (iii) CRF and EIS will file jointly with the State Department of Assessments and Taxation of Maryland (the "Department") articles of merger (the "Articles of Merger") and the Certificate of Merger with the New York Secretary of State's Office, and make all other filings or recordings required by Maryland and New York law in connection with the Merger. The Articles of Merger, Certificate of Merger and any other document required to be filed in order to consummate the merger shall be referred to hereinafter as the "Merger Documents."

           2.3. EFFECT OF MERGER. Subject to the requisite approvals of the shareholders of the Parties, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger and Certificate of Merger are accepted for record by the Department and the Secretary of State or at such later time as is specified in the Merger Documents (the "Effective Date") and the separate corporate existence of CRF shall cease. As promptly as practicable after the Merger, CRF shall delist its shares from the NYSE and its registration under the 1940 Act shall be terminated. Any reporting responsibility of CRF is, and shall remain, the responsibility of CRF up to and including the Effective Date.

3.         REPRESENTATIONS AND WARRANTIES OF CRF

           CRF represents and warrants to EIS that the statements contained in this Article 3 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. CRF represents and warrants to, and agrees with, EIS that:

           3.1. ORGANIZATION. CRF is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

           3.2. REGISTRATIONS AND QUALIFICATIONS. CRF is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 005-39655), and such registration has not been revoked or rescinded and is in full force and effect. CRF has elected and qualified for the special tax treatment afforded regulated investment companies ("RIC") under Sections 851-855 of the Code at all times since its inception. CRF is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on CRF.

           3.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by CRF of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, (ii) such as may be required by state securities laws and
(iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

           3.4. NONCONTRAVENTION. CRF is not, and the execution, delivery and performance of this Agreement by CRF will not result in, a violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of CRF, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which CRF is a party or by which it is bound, and the execution, delivery and performance of this Agreement by CRF will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which CRF is a party or by which it is bound.

           3.5. FINANCIAL STATEMENTS. EIS has been furnished with CRF's Annual Report of Stockholders, as of December 31, 2001, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public auditors. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and present fairly, in all material respects, the financial position of CRF as of such date in accordance with GAAP, and there are no known contingent liabilities of CRF required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

           EIS has also been furnished with CRF's Semi-Annual Report to Stockholders dated as of June 30, 2002. This financial statement and the schedule of investments are in accordance with GAAP and present fairly, in all material respects, the financial position of CRF as of such date in accordance with GAAP, and there are no known contingent liabilities of CRF required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

           3.6.      This Section has been left intentionally Blank.

           3.7. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. CRF has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

           3.8. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against CRF or any properties or assets held by it. CRF knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

           3.9. MATERIAL CONTRACTS. There are no material contracts outstanding to which CRF is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 3.13 below) or will not be otherwise disclosed to EIS prior to the Effective Date.

           3.10. UNDISCLOSED LIABILITIES. There has not been any material adverse change in CRF's financial condition, assets, liabilities or business and CRF has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on CRF's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Merger. Prior to the Effective Date, CRF will advise EIS in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 3.10, a decline in net asset value per share of CRF due to declines in market values of securities in CRF's portfolio or the discharge of CRF liabilities will not constitute a material adverse change.

           3.11. TAX FILINGS. All federal and other tax returns and information reports of CRF required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of CRF's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of CRF have been adequately provided for on its books, and no tax deficiency or liability of CRF has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

           3.12. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation (including the taxable year ending on the Effective Date), CRF has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

           3.13. FORM N-14.The registration statement to be filed by EIS on Form N-14 relating to EIS common stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein, as amended (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Article 6 of this Agreement and at the Effective Date, insofar as it relates to CRF (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 3.13 shall only apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by EIS for use in the N-14 Registration Statement.

           3.14.     CAPITALIZATION.

           (a) All issued and outstanding shares of CRF (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in
Section 6.7. CRF does not have outstanding any options, warrants or other rights to subscribe for or purchase any of CRF shares, nor is there outstanding any security convertible into, or exchangeable for, any of CRF shares.

           (b) CRF is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as common stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

           3.15. BOOKS AND RECORDS. The books and records of CRF made available to EIS are substantially true and correct and contain no material misstatements or omissions with respect to the operations of CRF.

4.         REPRESENTATIONS AND WARRANTIES OF EIS

           EIS represents and warrants to CRF that the statements contained in this Article 4 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. EIS represents and warrants to, and agrees with, CRF that:

           4.1. ORGANIZATION. EIS is a corporation duly organized, validly existing under the laws of the State of New York and is in good standing with the Secretary of State, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

           4.2. REGISTRATIONS AND QUALIFICATIONS. EIS is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 005-40528) and such registration has not been revoked or rescinded and is in full force and effect. EIS has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. EIS is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on EIS.

           4.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by EIS of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under New York law for the acceptance for record of the Certificate of Merger by the Secretary of State.

           4.4. NONCONTRAVENTION. EIS is not, and the execution, delivery and performance of this Agreement by EIS will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of EIS, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which EIS is a party or by which it is bound, and the execution, delivery and performance of this Agreement by EIS will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which EIS is a party or by which it is bound.

           4.5. FINANCIAL STATEMENTS. CRF has been furnished with EIS's Annual Report to Stockholders as of December 31, 2001, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public auditors. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of EIS as of such date in accordance with GAAP, and there are no known contingent liabilities of EIS required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

           CRF has been furnished with EIS's Semi-Annual Report to Stockholders dated as of June 30, 2002. This financial statement and schedule of investments are in accordance with GAAP and present fairly, in all material respects the financial position of EIS as of such date in accordance with GAAP, and there are no known contingent liabilities of EIS required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

           4.6.      This Section has been intentionally left blank.

           4.7. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. EIS has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

           4.8. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against EIS or any properties or assets held by it. EIS knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

           4.9. MATERIAL CONTRACTS. There are no material contracts outstanding to which EIS is a party that have not been disclosed in the N-14 Registration Statement or will not be otherwise disclosed to CRF prior to the Effective Date.

           4.10. UNDISCLOSED LIABILITIES. On the Effective Date there will have been no material adverse change in EIS's financial condition, assets, liabilities, or business and EIS has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on EIS's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Merger. Prior to the Effective Date, EIS will advise CRF in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section

           4.10, a decline in net asset value per share of EIS due to declines in market values of securities in EIS's portfolio or the discharge of EIS liabilities will not constitute a material adverse change.

           4.11. TAX FILINGS. All federal and other tax returns and information reports of EIS required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of EIS's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of EIS have been adequately provided for on its books, and no tax deficiency or liability of EIS has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

           4.12. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation, EIS has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

           4.13. FORM N-14.The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Section 6 of this Agreement and at the Effective Date, insofar as it relates to EIS (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 4.13 shall not apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by CRF for use in the N-14 Registration Statement.

           4.14. CAPITALIZATION.

           (a) All issued and outstanding shares of EIS (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. EIS does not have outstanding any options, warrants or other rights to subscribe for or purchase any of EIS shares, nor is there outstanding any security convertible into, or exchangeable for, any of EIS shares.

           (b) EIS is authorized to issue 15,000,000 shares of stock, par value $0.01 per share, all of which shares are classified as common stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

           4.15.     ISSUANCE OF STOCK.

           (a) The offer and sale of the shares to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

           (b) At or prior to the Effective Date, EIS will have obtained any and all regulatory, director and shareholder approvals necessary to issue EIS common stock.

           4.16. BOOKS AND RECORDS. The books and records of EIS made available to CRF are substantially true and correct and contain no material misstatements or omissions with respect to the operations of EIS.

5.         CONVERSION TO EIS COMMON STOCK

           5.1. CONVERSION. Subject to the requisite approval of the shareholders of the parties, and the other terms and conditions contained herein, at the Effective Date, each share of CRF common stock shall be converted into an equivalent dollar amount of full and fractional shares of EIS common stock, computed based on the net asset value per share of each of the parties at the Valuation Time. The Valuation Time shall be at the close of business on the Business Day next proceeding the Effective Date or such other time on that day when net asset value of the respective Fund would be accordance with the usual and customary practices of such Fund. A Business Day is a day on which the New York Stock Exchange is open for trading. The Effective Date and the day preceding the Effective Date shall both be Business Days.

           5.2. COMPUTATION OF NET ASSET VALUE. The net asset value per share of the Parties shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value so determined of either of the parties to take into account differences in realized and unrealized gains and losses. The value of the assets of CRF to be transferred to EIS shall be determined by EIS pursuant to the principles and procedures consistently utilized by EIS in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by CRF when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by EIS in cooperation with CRF and shall be confirmed in writing by EIS to CRF. The net asset value per share of EIS common stock shall be determined in accordance with such procedures, and EIS shall certify the computations involved.

           5.3. ISSUANCE OF EIS COMMON STOCK. EIS shall issue to Eligible Stockholders separate certificates or share deposit receipts for EIS common stock by delivering the certificates or share deposit receipts evidencing ownership of EIS common stock to Fifth Third Bank, as the transfer agent and registrar for EIS common stock.

           5.4. ISSUANCE OF CASH TO INELIGIBLE SHAREHOLDERS. All Ineligible Shareholders shall receive cash equal to the Cash Price.

           5.5. SURRENDER OF CRF STOCK CERTIFICATES. With respect to any CRF shareholder holding certificates representing shares of the common stock of CRF as of the Effective Date, and subject to EIS being informed thereof in writing by CRF, EIS will not permit such shareholder to receive new certificates evidencing ownership of EIS common stock until such shareholder has surrendered his or her outstanding certificates evidencing ownership of the common stock of CRF or, in the event of lost certificates, posted adequate bond. CRF will request its shareholders to surrender their outstanding certificates representing certificates of the common stock of CRF or post adequate bond therefor. Dividends payable to holders of record of shares of EIS as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of CRF shall be paid to such shareholder, without interest; however, such dividends shall not be paid unless and until such shareholder surrenders his or her stock certificates of CRF for exchange.

6.         COVENANTS OF THE PARTIES

           6.1.      SHAREHOLDERS' MEETINGS.

           (a) Each of the parties shall hold a meeting of its respective shareholders for the purpose of considering the Merger as described herein, which meeting has been called by each party for October 31, 2002, and any adjournments thereof.

           (b) Each of the Parties agrees to mail to each of its respective shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

           6.2. OPERATIONS IN THE NORMAL COURSE. Each Party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and
(ii) in the case of CRF, preparing for its deregistration, except that the distribution of dividends pursuant to Sections 7.11 and 8.9 of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 6.2.

           6.3. MERGER DOCUMENTS. The Parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Merger Documents with the Department and Secretary of State and make all other filings or recordings required by state law in connection with the Merger.

           6.4.      REGULATORY FILINGS.

           (a) CRF undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that CRF has ceased to be a RIC.

           (b) EIS will file the N-14 Registration Statement with the SEC and will use its best efforts to ensure that the N-14 Registration Statement becomes effective as promptly as practicable. CRF agrees to cooperate fully with EIS, and will furnish to EIS the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

           (c)       This Section has been intentionally left blank.

           6.5. PRESERVATION OF ASSETS. EIS agrees that it has no plan or intention to sell or otherwise dispose of the assets of CRF to be acquired in the Merger, except for dispositions made in the ordinary course of business.

           6.6. TAX MATTERS. Each of the Parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. EIS agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of CRF for its final taxable year and for all prior taxable periods. Any information obtained under this Section 6.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, EIS shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by CRF with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 6.6, any expenses incurred by EIS (other than for payment of taxes) in excess of any accrual for such expenses by CRF in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by EIS.

           6.7. SHAREHOLDER LIST. Prior to the Effective Date, CRF shall have made arrangements with its transfer agent to deliver to EIS, a list of the names and addresses of all of the shareholders of record of CRF on the Effective Date and the number of shares of common stock of CRF owned by each such shareholder, certified by CRF's transfer agent or President to the best of their knowledge and belief.

           6.8. DELISTING, TERMINATION OF REGISTRATION AS AN INVESTMENT COMPANY. CRF agrees that the (i) delisting of the shares of CRF with the NYSE and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

7.         CONDITIONS PRECEDENT TO OBLIGATIONS OF EIS

           The obligations of EIS hereunder shall be subject to the following conditions:

           7.1. APPROVAL OF MERGER. This Agreement shall have been adopted by the affirmative vote of the holders of a majority of the shares of common stock of EIS issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of common stock of CRF issued and outstanding and entitled to vote thereon; and CRF shall have delivered to EIS a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

           7.2.      CERTIFICATES AND STATEMENTS BY CRF.

           (a) CRF shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since the Agreement was entered into, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

           (b) CRF shall have furnished to EIS a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

           (c) CRF shall have delivered to EIS a letter from Tait, Weller & Baker, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 2001, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of CRF for the period covered thereby; and that for the period from December 31, 2001 to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 2001, to and including the Effective Date and for any taxable year ending upon the Effective Date or that CRF would not continue to qualify as a RIC for federal income tax purposes.

           7.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

           7.4.      LEGAL OPINIONS.

           (a) EIS shall have received an opinion of Spitzer & Feldman P.C., as counsel to CRF, in form and substance reasonably satisfactory to EIS and dated the Effective Date, to the effect that (i) CRF is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by CRF, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of CRF, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by CRF of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required by state securities or blue sky laws;
(iv) such counsel does not know of any contracts or other documents with respect to CRF related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (v) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which CRF is a party or by which CRF is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vi) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against CRF; and (vii) all corporate actions required to be taken by CRF to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of CRF. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to CRF, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto with respect to CRF, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to CRF, and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to CRF; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the CRF contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Spitzer & Feldman P.C. may state that it is relying on certificates of officers of CRF with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of CRF and on the opinion of the Law Offices of Stephanie Djinis, as to matters of Maryland law.





           (b) EIS shall have received an opinion from Spitzer & Feldman P.C., as counsel to EIS, dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that EIS and CRF will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to CRF as a result of the Merger or the conversion of CRF shares to EIS common stock;
(iii) no gain or loss will be recognized to EIS as a result of the Merger; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the Eligible Shareholders of CRF on the conversion of their shares into EIS common stock; (v) gain or loss may be recognized by the Ineligible Shareholders of CRF on the consummation of the Merger; (vi) the tax basis of CRF assets in the hands of EIS will be the same as the tax basis of such assets in the hands of CRF prior to the consummation of the Merger; (vii) immediately after the Merger, the tax basis of EIS common stock received by the shareholders of CRF in the Merger will be equal, in the aggregate, to the tax basis of the shares of CRF converted pursuant to the Merger; (viii) a shareholder's holding period for EIS common stock will be determined by including the period for which he or she held the common stock of CRF converted pursuant to the Merger, provided that such CRF shares were held as a capital asset; and (ix) EIS's holding period with respect to CRF assets transferred will include the period for which such assets were held by CRF.

           7.5. AUDITOR'S CONSENT AND CERTIFICATION. EIS shall have received from Tait, Weller & Baker and PricewaterhouseCoopers LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to EIS, to the effect that (i) they are independent public auditors with respect to CRF within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of CRF included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

           7.6. LIABILITIES. The assets or liabilities of CRF to be transferred to EIS shall not include any assets or liabilities which EIS, by reason of limitations in its Registration Statement or Articles of Incorporation, may not properly acquire or assume. EIS does not anticipate that there will be any such assets or liabilities but EIS will notify CRF if any do exist and will reimburse CRF for any reasonable transaction costs incurred by CRF for the liquidation of such assets and liabilities.

           7.7. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of EIS, contemplated by the SEC.

           7.8.      REGULATORY FILINGS.

           (a)       This Section has been intentionally left blank.

           (b)       This Section has been intentionally left blank.

           7.9. ADMINISTRATIVE RULINGS, PROCEEDINGS. The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of CRF or would prohibit the Merger.

           7.10. SATISFACTION OF EIS FUND, INC. All proceedings taken by CRF and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance in the reasonable judgment of EIS.

           7.11. DIVIDENDS.Prior to the Effective Date, CRF shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

           7.12. CUSTODIAN'S CERTIFICATE. CRF's custodian shall have delivered to EIS a certificate identifying all of the assets of CRF held or maintained by such custodian as of the Valuation Time.

           7.13. BOOKS AND RECORDS. CRF's transfer agent shall have provided to EIS (i) the originals or true copies of all of the records of CRF in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of CRF outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

8.         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CRF

           The obligations of CRF hereunder shall be subject to the following conditions:

           8.1. APPROVAL OF MERGER. This Agreement shall have been adopted, by the affirmative vote of the holders of a majority of the shares of Common Stock of CRF issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of common stock of EIS issued and outstanding and entitled to vote thereon; and that EIS shall have delivered to CRF a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

           8.2.      CERTIFICATES AND STATEMENTS BY EIS.

           (a) EIS shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since the Agreement was entered into, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

           (b) EIS shall have furnished to CRF a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

           (c) EIS shall have delivered to CRF a letter from Tait, Weller & Baker, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 2001, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of EIS for the period covered thereby; and that for the period from December 31, 2001 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 2001, to and including the Effective Date or that EIS would not continue to qualify as a RIC for federal income tax purposes.

           8.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

           8.4.      LEGAL OPINIONS.

           (a) CRF shall have received an opinion of Spitzer & Feldman P.C., as counsel to EIS, in form and substance reasonably satisfactory to CRF and dated the Effective Date, to the effect that (i) EIS is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by EIS, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of EIS, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by EIS of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required under state securities or blue sky laws; (iv) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and, with respect to EIS, the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the SEC thereunder; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to EIS or other documents related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which EIS is a party or by which EIS is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vii) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against EIS; and (viii) all corporate actions required to be taken by EIS to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of EIS. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to EIS, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to EIS; and
(2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to EIS; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to EIS contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Spitzer & Feldman P.C. may state that it is relying on certificates of officers of EIS with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of EIS.

           (b) CRF shall have received an opinion from Spitzer & Feldman P.C. and dated the Effective Date, to the effect that for federal income tax purposes
(i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that EIS and CRF will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to CRF as a result of the Merger or on the conversion of CRF shares to EIS common stock; (iii) no gain or loss will be recognized to EIS as a result of the Merger; (iv) no gain or loss will be recognized to the shareholders of CRF on the conversion of their shares into EIS common stock; (v) gain or loss may be recognized by the Ineligible Shareholders of CRF as a result of their receipt of cash; (vi) the tax basis of CRF assets in the hands of EIS will be the same as the tax basis of such assets in the hands of CRF prior to the consummation of the Merger; (vii) immediately after the Merger, the tax basis of EIS common stock received by the shareholders of CRF in the Merger will be equal, in the aggregate, to the tax basis of the shares of CRF converted pursuant to the Merger; (viii) a shareholder's holding period for EIS common stock will be determined by including the period for which he or she held the common stock of CRF converted pursuant to the Merger, provided, that such CRF shares were held as a capital asset; and (ix) EIS's holding period with respect to CRF assets transferred will include the period for which such assets were held by CRF.

           8.5. AUDITOR'S CONSENT AND CERTIFICATION. CRF shall have received from Tait, Weller & Baker and PricewaterhouseCoopers LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to CRF, to the effect that (i) they are independent public auditors with respect to EIS within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of EIS incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

           8.6. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of CRF, contemplated by the SEC.

           8.7.      REGULATORY FILINGS.
           (a)       This Section has been intentionally left blank.

           (b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of CRF or would prohibit the Merger.

           (c) EIS shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

           8.8. SATISFACTION OF CRF. All proceedings taken by EIS and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance in the reasonable judgment of CRF.

           8.9. DIVIDENDS.Prior to the Effective Date, EIS shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

9.         PAYMENT OF EXPENSES

           9.1. ALLOCATION. All expenses incurred in connection with the Merger shall be allocated equally between EIS and CRF whether or not the Merger is consummated. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the N-14 Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Parties owes any broker's or finder's fees in connection with the transactions provided for herein.

10.        COOPERATION FOLLOWING EFFECTIVE DATE

           In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification as described below). CRF acknowledges and agrees that from and after the Effective Date, EIS shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to CRF.

11.        INDEMNIFICATION

           11.1. CRF. EIS agrees to indemnify and hold harmless CRF and each of CRF's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, CRF or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by EIS of any of its representations, warranties, covenants or agreements set forth in this Agreement.

           11.2. EIS. CRF agrees to indemnify and hold harmless EIS and each of EIS's directors and officers from and against any and all losses, claims, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, EIS or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by CRF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

12.        TERMINATION, POSTPONEMENT AND WAIVERS

           12.1.     TERMINATION.
           (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption by the shareholders of each of the Parties) prior to the Effective Date, or the Effective Date may be postponed by: (i) mutual agreement of the Parties' Board of Directors; (ii) the Board of Directors of EIS if any of the obligations of CRF set forth in this Agreement has not been fulfilled in a timely manner or waived by such Board or if CRF has made a material and intentional misrepresentation herein or in connection herewith; or (iii) the Board of Directors of CRF if any of the obligations of EIS set forth in this Agreement has not been fulfilled in a timely manner or waived by such Board or if EIS has made a material and intentional misrepresentation herein or in connection herewith.

           (b) If the transaction contemplated by this Agreement shall not have been consummated by December 31, 2002, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Parties.

           (c) In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

           12.2. WAIVER. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either CRF or EIS (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken. For the purposes of this provision, changes in the value of portfolio securities and changes in realized or unrealized capital gains or losses for tax purposes shall not be deemed to have a material adverse effect on the benefits to shareholders.

           12.3.     EXPIRATION OF REPRESENTATIONS AND WARRANTIES.

           (a) The respective representations and warranties contained in Articles 3 and 4 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither of the Parties nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director, agent or shareholder of the Parties against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

           (b) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the parties to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the parties, unless such terms and conditions shall result in a change in the method of computing the number of shares of EIS Common Stock to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the parties prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the parties call special meetings of shareholders at which such conditions so imposed shall be submitted for approval.

13.        MISCELLANEOUS

           13.1. TRANSFER RESTRICTION. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), EIS will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

           THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO EIS FUND, INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to EIS's transfer agent with respect to such shares. CRF will provide EIS on the Effective Date with the name of any CRF Shareholder who is to the knowledge of CRF an affiliate of it on such date.

           13.2. MATERIAL PROVISIONS. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

           13.3. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to CRF:
                               Ralph Bradshaw, President
                               c/o Bear Stearns Funds Management Inc.
                               The Cornerstone Strategic Return Fund, Inc.
                               383 Madison Avenue
                               New York, New York 10179

With copies to:
                               Thomas R. Westle, Esq.
                               Spitzer & Feldman P.C.
                               405 Park Avenue, 6th Floor
                               New York, New York 10022
If to EIS:
                               Ralph Bradshaw, President
                               c/o Bear Stearns Funds Management Inc.
                               EIS Fund, Inc.
                               383 Madison Avenue
                               New York, New York 10179
With copies to:
                               Thomas R. Westle, Esq.
                               Spitzer & Feldman P.C.
                               405 Park Avenue, 6th Floor
                               New York, New York 10022

           Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

           13.4. AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of CRF and EIS; provided, however, that following the meeting of CRF and EIS shareholders to approve the Merger, no such amendment may have the effect of changing the provisions for determining the number of EIS shares to be issued to CRF shareholders under this Agreement to the detriment of such shareholders without their further approval.

           13.5. HEADINGS. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           13.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

           13.7. ENFORCEABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

           13.8. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Parties and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           13.9. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Maryland and New York, without regard to its principles of conflicts of law.

           IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed by its President or Vice President.


                                     EIS FUND, INC.


                                     By:________________________________
                                     Name:     Ralph Bradshaw
                                     Title:    President


                                     THE CORNERSTONE STRATEGIC RETURN FUND, INC.


                                     By:________________________________
                                     Name:     Ralph Bradshaw
                                     Title:    President

                                                                       EXHIBIT B

                         CERTIFICATE OF AMENDMENT OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 EIS FUND, INC.

               (Under Section 805 of the Business Corporation Law)
                     ---------------------------------------

To the Department of State
State of New York


           The undersigned hereby certifies:

FIRST: The name of the corporation is EIS Fund, Inc.

SECOND: The Certificate of Incorporation was filed with the Department of State of the State of New York on March 14, 1973.

THIRD: The Certificate of Incorporation is amended by deleting Article First and substituting the following therefor:

           "FIRST: The name of the corporation (hereinafter called the "Company") is "Cornerstone Total Return Fund, Inc."


FOURTH: The foregoing amendment was approved by the vote of a majority of the outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Incorporation on behalf of the Company this ____ day of ______, 2002.

                                 EIS FUND, INC.


                                By:
                                   -----------------------------------------
                                Name:  Ralph Bradshaw
                                Title: President

00167744.1



                                 EIS FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179


                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI"), relates specifically to the shares of EIS Fund, Inc. ("EIS") to be issued pursuant to an Agreement and Plan of Merger, dated October 25, 2002, between EIS and The Cornerstone Strategic Return Fund, Inc. ("CRF"). This SAI does not constitute a prospectus. This SAI does not contain all the information that a stockholder should consider before voting on the proposal contained in the Proxy Statement/Prospectus that relates to their Fund, and, therefore, should be read in conjunction with the related Proxy Statement/Prospectus, dated September 27, 2002. A copy of the Proxy Statement/Prospectus may be obtained without charge by calling (212) 272-2093. Please retain this document for future reference.














      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED SEPTEMBER 27, 2002



The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

INTRODUCTION ..............................................................    1

DESCRIPTION OF THE FUND ...................................................    1

INVESTMENT POLICIES, RISKS AND RESTRICTIONS ...............................    2

MANAGEMENT OF THE FUND ....................................................    5

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS ................................    7

INVESTMENT MANAGEMENT AND OTHER SERVICES ..................................    7

PORTFOLIO TRANSACTIONS ....................................................    8

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN ..............................    9

TAXATION ..................................................................    9

FINANCIAL STATEMENTS ......................................................   11













THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. EIS MAY NOT SELL THESE SECURITIES UNTIL THE PROXY STATEMENT/PROSPECTUS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS DECLARED EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                  INTRODUCTION

           This SAI is intended to supplement the information provided in the Proxy Statement/Prospectus dated September 27, 2002 (the "Proxy Statement/Prospectus"). The Proxy Statement/Prospectus has been sent to the stockholders of CRF and EIS in connection with the solicitation of proxies by the Board of Directors of each Fund to be voted at the CRF Special Meeting of Stockholders and the EIS Special Meeting of Stockholders both to be held on October 25, 2002. This SAI incorporates by reference the Prospectus of CRF dated as of January 29, 1996, the Fund's Annual Report to Stockholders for the fiscal year ended December 31, 2001 and Semi-Annual Report to Stockholders for the period ended June 30, 2002.


                             DESCRIPTION OF THE FUND

           EIS was organized as a New York corporation in 1973 under the name "Excelsior Income Shares, Inc." At the Special Meeting of Stockholders held on December 27, 2001, the name of the Fund was changed to EIS Fund, Inc. and the principal investment objective and certain principal investment restrictions were modified. EIS is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") whose shares are listed on the New York Stock Exchange. EIS's investment objective is to seek total return consisting of capital appreciation and current income by investing primarily in U.S. and non U.S. companies. EIS's shares of common stock are listed on the NYSE under the symbol "EIS." Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

           The authorized capitalization of EIS consists of 15,000,000 shares of common stock having $0.01 par value per share (the "Shares"). Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to stockholders for a vote, each stockholder is entitled to one vote for each full Share owned and fractional votes for fractional Shares owned. The Fund holds its annual meeting of stockholders within 120 days after the end of its fiscal year which ends on December 31.

           Each Share of EIS represents an equal proportionate interest in the assets and liabilities belonging to EIS with each other share of EIS and is entitled to such dividends and distributions out of the income belonging to EIS as are declared by the Board of Directors (the "Directors"). The Shares do not have cumulative voting rights or any preemptive or conversion rights. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

                   INVESTMENT POLICIES, RISKS AND RESTRICTIONS

           The Proxy Statement/Prospectus presents the investment objective and the principal investment strategies and risks of the Fund. The investment objective of the Fund is to seek total return consisting of capital appreciation and current income by investing primarily in U.S. and non-U.S. companies. There can be no assurance that the Fund will achieve its investment objective. This section supplements the disclosure in the Fund's Proxy Statement/Prospectus and provides additional information on the Fund's investment policies and restrictions.

PRINCIPAL INVESTMENT RISKS

           STOCK MARKET VOLATILITY. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund is subject to the general risk that the value of the Fund's investments may decline if the stock markets perform poorly. There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

           ISSUER SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

           INTEREST RATE RISK. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

           CREDIT RISKS. Fixed income securities rated B or below by S&Ps or Moody's, commonly referred to as "junk bonds", may be purchased by either Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

           EXTENSION RISK. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

           ILLIQUID SECURITIES. The Fund may invest up to 20% of its respective total assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act of 1933 will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

           INVESTMENT IN SMALL AND MID-CAPITALIZATION COMPANIES. The Fund may invest in companies with mid- or small-sized capital structures (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If the Fund is heavily invested in these securities and the value of these securities suddenly declines, the Fund will be susceptible to significant losses.

           OVER-THE-COUNTER BULLETIN BOARD MARKETS. The Fund may invest in companies whose stock is trading on the over-the-counter Bulletin Board which have only a limited trading market. A more active trading market may never develop. The Fund may be unable to sell its investments in these companies on any particular day due to the limited trading market.


           INVESTMENT RESTRICTIONS

           The following investment restrictions are deemed fundamental policies and may be changed only by the vote of a majority of the Fund's outstanding voting securities, which as used in this Prospectus means the lesser of (i) 67% of the Fund's outstanding shares of Common Stock present at a meeting of the holders if more than 50% of the outstanding shares of Common Stock are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares of Common Stock.

           The Fund will not:

           (1) Issue any senior securities (as defined in the Investment Company Act of 1940) except insofar as any borrowing permitted by item 2 below might be considered the issuance of senior securities.

           (2) Borrow money except (i) to purchase securities, provided that the aggregate amount of such borrowings may not exceed 20% of its total assets, taken at market value at time of borrowing, and (ii) from banks for temporary or emergency purposes in an amount not exceeding 5% of its total assets, taken at market value at time of borrowing.

           (3) Mortgage, pledge or hypothecate its assets in an amount exceeding 30% of its total assets, taken at market value at time of incurrence.

           (4) Knowingly invest more than 20% of its total assets, taken at market value at time of investment, in securities subject to legal or contractual restrictions on resale, including securities which may be sold publicly only if registered under the Securities Act of 1933.

           (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable securities laws.

           (6) Purchase real estate or interests in real estate, except that the Fund may invest in securities secured by real estate or interests therein, or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

           (7) Make loans, except through the purchase of debt securities and the loaning of its portfolio securities in accordance with the Fund's investment policies.

           (8) Invest in companies for the purpose of exercising control or management.

           (9) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or make short sales of securities (except for sales "against the box").

           (10) Purchase or retain securities of any issuer if, to the Fund's knowledge, those officers and directors of the Fund or the Adviser individually owning beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such issuer's outstanding securities.

           (11) Invest in commodities or commodity contracts, or write or purchase puts, calls or combinations of both.

           (12) Purchase the securities of any other investment company, except
(a) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders, and (b) in the case of securities of closed-end investment companies only, in the open market where no commission other than the ordinary broker's commission is paid; provided, however, that in no event may investments in securities of other investment companies exceed 10% of the Fund's total assets taken at market value at time of purchase.

           (13) Invest more than 25% of its total assets, taken at market value at time of purchase, in securities of issuers in any one industry.

           (14) Purchase securities issued by the Trust Company or any company of which 50% or more of the voting securities are owned by the Trust Company or an affiliate of the Trust Company, or any investment company (excluding the Company) or real estate investment trust managed or advised by the Trust Company or any such company.

           (15) Invest more than 5% of its total assets, taken at market value at time of purchase, in securities of any one issuer other than the United States Government or its instrumentalities; or invest in the securities of companies which (together with predecessors) have a record of less than three years continuous operation, or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

           (16) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

           If a percentage restriction on investment or utilization of assets set forth in items 3, 4, 10, 12, 13, 14 or 15 above is adhered to at the time an investment is made, a later change in percentage resulting from, for example, changing values or a change in the rating of a portfolio security will not be considered a violation. The Fund may exchange securities, exercise any conversion rights or exercise warrants or other rights to purchase common stock or other equity securities and may hold any such securities so acquired without regard to the foregoing investment restrictions, but the value of the securities so acquired shall be included in any subsequent determination of the Fund's compliance with the 20% limitation referred to in item 2 above.


                             MANAGEMENT OF THE FUND

           The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, and the day-to-day operations are conducted through or under the direction of the officers of the Fund.

           For Information concerning EIS's Directors and Officers, please refer to EIS's Proxy Statement/Prospectus dated September 27, 2002.

           The Fund has an Audit Committee and a Nominating Committee each of which is comprised of all of the non-interested members of the Board of Directors.

AUDIT COMMITTEE

           The members of the Audit Committee are all Non-Interested Directors and are Messrs. Strauss, Wilcox and Rogers. The Audit Committee oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Fund a firm of independent certified public accountants. During the fiscal year ended December 31, 2001, the Audit Committee held two meetings in which all of the members of the Audit Committee attended.

NOMINATING COMMITTEE

           At the Quarterly Meeting of the Board of Directors held on August 2, 2002, the Board of Directors established a Nominating Committee. The members of the Nominating Committee of the Board of Directors are all Non-Interested Directors and are Messrs. Strauss, Wilcox and Rogers. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is from time to time considered necessary or appropriate. It is the policy of the Nominating Committee to consider nominees recommended by stockholders of the Fund.

           The Fund's Board of Directors, including the Directors who are not interested persons of any party to the Cornerstone Agreement or its affiliates, approved the Cornerstone Agreement for the Fund on November 16, 2001, with its legal counsel in attendance.

           In approving the Cornerstone Agreement and determining to submit it to the stockholders of the Fund for their approval, the Non-Interested members of the Board of Directors considered many factors, including the nature, quality and scope of the operations and services to be provided in comparison to other comparable investment managers, the experience of Cornerstone Advisors, and the prior experience of Messrs. Bradshaw and Bentz. The Non-Interested members noted that Cornerstone Advisors currently acts as investment adviser to three other closed-end funds that have a similar investment objective to the new objectives approved by stockholders on December 27, 2001. Furthermore, the Non-Interested members of the Board of Directors considered the opportunity to obtain comparable services at comparable costs. The Board of Directors also reflected upon the intention of Cornerstone Advisors to continue to act as the investment manager to Cornerstone Strategic Value Fund, Inc., CRF and Progressive Return Fund, Inc., thereby creating a family of closed-end funds including but not necessarily limited to PGF, CRF and CLM. Lastly, consideration was given to the fact that there exists no arrangement or understanding in connection with the Cornerstone Agreement with respect to the composition of the Board of Directors of the Fund or of Cornerstone Advisors or with respect to the selection or appointment of any person to any office of the Fund or Cornerstone Advisors.

CODE OF ETHICS

           The Fund and Cornerstone Advisors have adopted a written Code of Ethics that are compliant with Rule 17j-1 of the Investment Company Act, which permit personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel. The following are some of the requirements under the Fund's and Cornerstone Advisors' Code of Ethics: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the respective Fund; and (4) Covered Persons may not invest in initial public offerings.

           The Board of Directors of the Fund reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics. The Codes of Ethics for the Fund and Cornerstone Advisers can be reviewed and copied either on the EDGAR database on the SEC's website at http://www.sec.gov or at the Securities Exchange Commission's Public reference room in Washington, D.C. Information on the operation of the Public Reference Room may by obtained by calling the SEC at (202) 942-8090.

                   CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS


           Please refer to EIS's Proxy Statement/Prospectus dated September 27, 2002, for information on this Item.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER.

           Cornerstone Advisors, Inc. ("Cornerstone Advisors" or the "Adviser") is the investment adviser of EIS pursuant to an investment advisory agreement.

           Cornerstone Advisors has sole investment discretion for the Fund's assets under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated policies. Cornerstone Advisors selects investments for the Fund and places purchase and sale orders on behalf of the Fund.

           Pursuant to the Cornerstone Agreement, Cornerstone Advisors conducts investment research and supervision for the Fund and is responsible for the purchase and sale of investment securities for the Fund's portfolio, subject to the supervision and direction of the Board of Directors. Cornerstone Advisors provides the Fund with investment advice, supervises the Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. Cornerstone Advisors also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, Cornerstone Advisors pays the salaries and fees of all officers of the Fund who are affiliated with Cornerstone Advisors.

           The Cornerstone Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that Cornerstone Advisors is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund. The Fund pays Cornerstone Advisors monthly an annual fee of one (1.00%) percent of the Fund's average weekly net assets for the investment management and research services provided by Cornerstone Advisors.

ADMINISTRATOR.

           Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator pursuant to an administrative agreement with the Fund. BSFM is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

CUSTODIAN.

           Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey, is the custodian for the Fund's assets.

TRANSFER AGENT AND REGISTRAR.


           Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45202, acts as the transfer agent and registrar of the Fund.


                             PORTFOLIO TRANSACTIONS

           Decisions to buy and sell securities for the Fund are made by Cornerstone Advisors subject to the overall review of the Fund's Board of Directors. Portfolio securities transactions for the Fund are placed on behalf of the Fund by persons authorized by Cornerstone Advisors. Cornerstone Advisors manages other investment companies and accounts that invest in securities. Although investment decisions for the Fund is made independently from those of the other accounts, investments of the type the Fund may make may also be made on behalf of those other accounts. When the Fund and one or more of those other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by Cornerstone Advisors to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

           Transactions on U.S. and some foreign stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers in the over-the-counter markets include an undisclosed dealer's mark-up or mark-down. Fixed income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer.

           In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Cornerstone Advisors will seek the best overall terms available. The Advisory Agreement provides that, in assessing the best overall terms available for any transaction, Cornerstone Advisors will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes Cornerstone Advisors in selecting brokers or dealers, to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which Cornerstone Advisors exercises investment discretion. The fees payable under the Advisory Agreements are not reduced as a result of Cornerstone Advisors receiving such brokerage and research services.

           The Board of Directors of the Fund will review periodically the commissions paid by that Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to such Fund.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

           For information concerning the Dividend Reinvestment and Cash Purchase Plan, please see EIS's Proxy Statement/Prospectus dated September 27, 2002.


                                    TAXATION

           The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

           The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund will not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

           The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

           If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the a Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

           The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

           Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

           The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

           Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

           Distributions of net capital gain ("capital gain dividends") are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

           Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

           All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

           Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain may be subject to withholding of federal income tax at the rate of 30.5% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

           Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund.

           A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions. THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN EITHER FUND.

                              FINANCIAL STATEMENTS

(a) The Financial Statements required under this Item are incorporated by reference herein from the

1. EIS Fund, Inc.'s Annual Report for the period ended December 31, 2000, filed with the Securities and Exchange Commission on January 18, 2002 (File No. 811-2363).

2. EIS Fund, Inc.'s Annual Report for the period ended December 31, 2001, as filed with the Securities and Exchange Commission on March 6, 2002 (File No. 811-2363).

3. EIS Fund, Inc.'s Semi-Annual Report for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 27, 2002 (File No. 811-2363).

4. The Cornerstone Strategic Return Fund, Inc. Annual Report for the period ended December 31, 2000, filed with the Securities and Exchange Commission on March 1, 2001 (File No. 811-8398).

5. The Cornerstone Strategic Return Fund, Inc. Annual Report for the period ended December 31, 2001, filed with the Securities and Exchange Commission on March 5, 2002 (File No. 811-8398).

6. The Cornerstone Strategic Return Fund, Inc. Semi-Annual Report for the period ended June 30, 2002, filed with the Securities and Exchange Commission on August 27, 2002 (File No. 811-8398).


(b) Pro Forma Financial Information


      -------------------------------------------------------------------------------------------------------------------
       THE CORNERSTONE STRATEGIC RETURN FUND, INC.

       PORTFOLIO SUMMARY - AS OF JUNE 30, 2002 (UNAUDITED)
       -------------------------------------------------------------------------------------------------------------------

       TOP TEN, BY SECTOR
                                                                                                             Percent of
             Sector                                                                                          Net Assets
       -------------------------------------------------------------------------------------------------------------------
          1. Financials                                                                                         18.4
       -------------------------------------------------------------------------------------------------------------------
          2. Consumer Discretionary                                                                             14.8
       -------------------------------------------------------------------------------------------------------------------
          3. Information Technology                                                                             13.1
       -------------------------------------------------------------------------------------------------------------------
          4. Health Care                                                                                        12.7
       -------------------------------------------------------------------------------------------------------------------
          5. Consumer Staples                                                                                   10.6
       -------------------------------------------------------------------------------------------------------------------
          6. Industrials                                                                                        10.5
       -------------------------------------------------------------------------------------------------------------------
          7. Energy                                                                                             7.0
       -------------------------------------------------------------------------------------------------------------------
          8. Telecommunications Services                                                                        4.4
       -------------------------------------------------------------------------------------------------------------------
          9. Materials                                                                                          2.8
       -------------------------------------------------------------------------------------------------------------------
         10. Utilities                                                                                          2.6
       -------------------------------------------------------------------------------------------------------------------


       TOP TEN HOLDINGS, BY ISSUER
                                                                                                             Percent of
             Holding                                                        Sector                           Net Assets
       -------------------------------------------------------------------------------------------------------------------
          1. Microsoft Corp.                                        Information Technology                      3.3
       -------------------------------------------------------------------------------------------------------------------
          2. General Electric Co.                                        Industrials                            3.2
       -------------------------------------------------------------------------------------------------------------------
          3. Wal-Mart Stores, Inc.                                  Consumer Discretionary                      3.0
       -------------------------------------------------------------------------------------------------------------------
          4. Exxon Mobil Corp.                                              Energy                              2.8
       -------------------------------------------------------------------------------------------------------------------
          5. Bonton AS                                              Consumer Discretionary                      2.8
       -------------------------------------------------------------------------------------------------------------------
          6. Home Depot, Inc. (The)                                 Consumer Discretionary                      2.6
       -------------------------------------------------------------------------------------------------------------------
          7. American International Group, Inc.                           Financials                            2.2
       -------------------------------------------------------------------------------------------------------------------
          8. Citigroup Inc.                                               Financials                            2.2
       -------------------------------------------------------------------------------------------------------------------
          9. International Business Machines Corp.                  Information Technology                      1.9
       -------------------------------------------------------------------------------------------------------------------
         10. Pfizer Inc.                                                 Health Care                            1.8
       -------------------------------------------------------------------------------------------------------------------




             Financials                           7,287,319          18.4%                                   39,509,623
             Consumer Discretionary               5,835,484          14.8%
             Information Technology               5,174,290          13.1%
             Health Care                          5,024,784          12.7%
             Consumer Staples                     4,200,656          10.6%
             Industrials                          4,131,634          10.5%
             Energy                               2,770,949           7.0%
             Telecomunications Services           1,733,204           4.4%
             Materials                            1,095,325           2.8%
             Utilities                            1,009,848           2.6%

                                                 38,263,493         96.85%







-----------------------------------------------------------------------------------------------------------------------------------
EIS FUND, INC.
THE CORNERSTONE STRATEGIC RETURN FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                            THE CORNERSTONE STRATEGIC
                                                  EIS FUND, INC.                RETURN FUND, INC.               COMBINED FUND
                                           ---------------------------   ------------------------------  ------------------------
                                           PRINCIPAL                        PRINCIPAL                      PRINCIPAL
                                            AMOUNT                           AMOUNT                          AMOUNT
DESCRIPTION                                (000'S)           VALUE           (000'S)          VALUE          (000'S)      VALUE
----------------------------------------------------------------------   ------------------------------  ------------------------

EQUITY SECURITIES - 89.64%

CZECH REPUBLIC - 1.54%

   CONSUMER DISCRETIONARY - 1.54%
     Bonton AS (cost - $894,866)*+                                             68,590      $ 1,121,474        68,590    $ 1,121,474
                                                                                           -------------                ------------

UNITED STATES - 88.10%

   CLOSED-END DOMESTIC FUNDS - 0.99%

     Gabelli Global Multimedia                21,700        $ 151,900                                         21,700        151,900
     John Hancock Bank & Thrift
        Opportunity Fund                      30,000          255,300          32,700          278,277        62,700        533,577
     Petroleum & Resource Corp.                1,700           38,709                                          1,700         38,709
                                                        --------------                   --------------                 ------------
                                                              445,909                          278,277                      724,186
                                                        --------------                   --------------                 ------------
   CONSUMER DISCRETIONARY - 11.44%

     AOL Time Warner Inc.+                                                     14,500          213,295        14,500        213,295
     Carnival Corp.                            2,500           69,225           2,800           77,532         5,300        146,757
     Clear Channel Communications, Inc.+       2,500           80,050           2,700           86,454         5,200        166,504
     Comcast Corp., Special Class A +          3,200           74,976           4,300          100,749         7,500        175,725
     Costco Wholesale Corp.+                                                    2,100           81,102         2,100         81,102
     CVS Corp.                                 2,500           76,500                                          2,500         76,500
     Delphi Corp.                              2,500           33,000           2,600           34,320         5,100         67,320
     Eastman Kodak Co.                         2,500           72,925                                          2,500         72,925
     Ford Motor Co.                            6,100           97,600           9,100          145,600        15,200        243,200
     Fortune Brands Inc.                       2,500          139,850                                          2,500        139,850
     Gannett Co., Inc.                         2,500          189,750           1,000           75,900         3,500        265,650
     Gap, Inc. (The)                           2,900           41,180           4,000           56,800         6,900         97,980
     General Motors Corp.                      2,500          133,625           2,500          133,625         5,000        267,250
     Harley-Davidson, Inc.                     2,500          128,175           2,500          128,175         5,000        256,350
     Harrah's Entertainment, Inc.+                                              2,500          110,875         2,500        110,875
     Hilton Hotels Corp.                       2,500           34,750           2,500           34,750         5,000         69,500
     Home Depot, Inc. (The)                    7,800          286,494          28,000        1,028,440        35,800      1,314,934
     Limited Brands                            2,500           53,250           2,000           42,600         4,500         95,850
     Lowe's Companies, Inc.                    2,600          118,040           3,600          163,440         6,200        281,480
     Mattel, Inc.                                                               2,000           42,020         2,000         42,020
     McDonald's Corp.                          4,500          128,025           6,100          173,545        10,600        301,570
     Office Depot Inc.                         2,500           42,000                                          2,500         42,000
     Omnicom Group Inc.                        1,500           68,700                                          1,500         68,700
     Reebok International Ltd.+                2,500           73,750           2,500           73,750         5,000        147,500





     -------------------------------------------------------------
     See accompanying notes to financial statements.




     Sears, Roebuck & Co.                      2,500          135,750                                          2,500        135,750
     Staples, Inc.+                            2,500           49,250           2,100           41,370         4,600         90,620
     Starbucks Corp.                           2,500           62,125                                          2,500         62,125
     Target Corp.                              3,000          111,420           4,100          152,274         7,100        263,694
     TJX Companies Inc. (The)                  5,000           98,050                                          5,000         98,050
     Viacom Inc., non-voting Class B+          6,000          266,220           8,000          354,960        14,000        621,180
     Wal-Mart Stores, Inc.                    15,000          825,150          21,400        1,177,214        36,400      2,002,364
     Walt Disney Co. (The)                     6,900          130,410           9,800          185,220        16,700        315,630
                                                        --------------                   --------------                 ------------
                                                            3,620,240                        4,714,010                    8,334,250
                                                        --------------                   --------------                 ------------

   CONSUMER STAPLES - 9.34%

     Albertson's Inc.                          2,500           76,150                                          2,500         76,150
     Anheuser-Busch Companies, Inc.            3,000          150,000           4,200          210,000         7,200        360,000
     Archer-Daniels-Midland Co.                2,500           31,975           3,150           40,288         5,650         72,263
     Coca-Cola Co. (The)                       7,000          392,000          12,100          677,600        19,100      1,069,600
     Coca-Cola Enterprises                     2,500           55,200                                          2,500         55,200
     Colgate-Palmolive Co.                     2,500          125,125           2,600          130,130         5,100        255,255
     ConAgra Foods, Inc.                       2,500           69,125           2,500           69,125         5,000        138,250
     General Mills Inc.                        2,500          110,200                                          2,500        110,200
     Gillette Co. (The)                        3,600          121,932           5,000          169,350         8,600        291,282
     Groupe Danone, ADR                                                         5,200          142,844         5,200        142,844
     J.M. Smucker Co. (The)                       68            2,321             122            4,164           190          6,485
     Kimberly-Clark Corp.                      2,500          155,000           2,500          155,000         5,000        310,000
     Kroger Co. (The)+                         2,700           53,730           3,900           77,610         6,600        131,340
     PepsiCo, Inc.                             5,900          284,380           6,700          322,940        12,600        607,320
     Philip Morris Companies Inc.              5,900          257,712          10,800          471,744        16,700        729,456
     Procter & Gamble Co. (The)                3,400          303,620           6,100          544,730         9,500        848,350
     Safeway Inc.+                                                              2,400           70,056         2,400         70,056
     Sara Lee Corp.                            2,600           53,664           3,700           76,368         6,300        130,032
     Sysco Corp.                               2,500           68,050          25,300          688,666        27,800        756,716
     Unilever NV, NY Shares                    2,500          162,000           2,600          168,480         5,100        330,480
     Walgreen Co.                              3,400          131,342           4,700          181,561         8,100        312,903
                                                        --------------                   --------------                 ------------
                                                            2,603,526                        4,200,656                    6,804,182
                                                        --------------                   --------------                 ------------

   ENERGY - 6.72%

     Calpine Corp.+                                                             3,000           21,090         3,000         21,090
     ChevronTexaco Corp.                       3,600          318,600           4,702          416,127         8,302        734,727
     Conoco Inc.                               2,500           69,500          12,000          333,600        14,500        403,100
     El Paso Corp.                                                              2,300           47,403         2,300         47,403
     Exxon Mobil Corp.                        23,500          961,620          27,500        1,125,300        51,000      2,086,920
     Halliburton Co.                           2,500           39,850                                          2,500         39,850
     Marathon Oil Corp.                                                         2,500           67,800         2,500         67,800
     Occidental Petroleum Corp.                2,500           74,975           2,500           74,975         5,000        149,950
     Phillips Petroleum Co.                    2,500          147,200                                          2,500        147,200
     Royal Dutch Petroleum Co., NY Shares      7,200          397,944          10,200          563,754        17,400        961,698
     Schlumberger Ltd.                         2,500          116,250           2,600          120,900         5,100        237,150
                                                        --------------                   --------------                 ------------
                                                            2,125,939                        2,770,949                    4,896,888
                                                        --------------                   --------------                 ------------

   FINANCIALS - 16.89%

     AFLAC Inc.                                2,500           80,000           2,500           80,000         5,000        160,000
     Allianz AG                                                                12,000          238,800        12,000        238,800
     Allstate Corp. (The)                      2,500           92,450           3,500          129,430         6,000        221,880
     American Express Co.                      5,000          181,600           6,100          221,552        11,100        403,152
     American International Group, Inc.       10,900          743,707          12,931          882,282        23,831      1,625,989
     AmSouth Bancorp                                                            1,800           40,284         1,800         40,284
     Bank of America Corp.                     7,700          541,772           7,500          527,700        15,200      1,069,472
     Bank of New York Co., Inc. (The)          2,500           84,375           3,400          114,750         5,900        199,125
     Bank One Corp.                            3,900          150,072           5,400          207,792         9,300        357,864
     BB&T Corp.                                                                 2,000           77,200         2,000         77,200
     Capital One Financial Corp.               2,500          152,625           1,000           61,050         3,500        213,675
     Charles Schwab Corp. (The)                4,600           51,520           6,100           68,320        10,700        119,840
     Citigroup Inc.                           12,400          480,500          22,700          879,625        35,100      1,360,125
     Fannie Mae                                3,400          250,750           4,800          354,000         8,200        604,750
     Fifth Third Bancorp                       2,500          166,625           2,600          173,290         5,100        339,915
     FleetBoston Financial Corp.               3,500          113,225           5,000          161,750         8,500        274,975
     Freddie Mac                               2,500          153,000           3,300          201,960         5,800        354,960
     Hartford Financial Services
           Group, Inc. (The)                   3,500          208,145           1,100           65,417         4,600        273,562
     Household International, Inc.             2,500          124,250           2,200          109,340         4,700        233,590
     John Hancock Financial Services, Inc.     1,000           35,200           2,500           88,000         3,500        123,200
     J.P. Morgan Chase & Co.                   6,600          223,872           8,100          274,752        14,700        498,624
     KeyCorp                                                                    2,000           54,600         2,000         54,600
     MBNA Corp.                                2,800           92,596           3,900          128,973         6,700        221,569
     Marsh & McLennan Companies, Inc.          1,000           96,600           1,300          125,580         2,300        222,180
     Mellon Financial Corp.                                                     2,300           72,289         2,300         72,289
     Merrill Lynch & Co., Inc.                                                  3,600          145,800         3,600        145,800
     MetLife, Inc.                             2,500           72,000           3,500          100,800         6,000        172,800
     Morgan Stanley                            3,700          159,396           6,200          267,096         9,900        426,492
     National City Corp.                       2,500           83,125           2,800           93,100         5,300        176,225
     Northern Trust Corp.                                                       1,100           48,466         1,100         48,466
     PNC Financial Services Group                                               1,400           73,192         1,400         73,192
     SouthTrust Corp.                                                           1,600           41,792         1,600         41,792
     State Street  Corp.                                                        1,600           71,520         1,600         71,520
     SunTrust Banks, Inc.                                                       1,500          101,580         1,500        101,580
     U.S. Bancorp                              6,600          154,110           9,100          212,485        15,700        366,595
     Wachovia Corp.                            5,000          190,900           6,600          251,988        11,600        442,888
     Washington Mutual, Inc.                   3,200          118,752           4,050          150,296         7,250        269,048
     Wells Fargo & Co.                         4,200          210,252           7,800          390,468        12,000        600,720
                                                        --------------                   --------------                 ------------
                                                            5,011,419                        7,287,319                   12,298,738
                                                        --------------                   --------------                 ------------

   HEALTHCARE - 11.77%

     Abbott Laboratories                                                        7,700          289,905         7,700        289,905
     Amgen Inc.+                               3,500          146,580           4,800          201,024         8,300        347,604
     Baxter International Inc.                 2,500          111,100           2,600          115,544         5,100        226,644
     Boston Scientific Corp.                   2,500           73,300                                          2,500         73,300
     Bristol-Myers Squibb Co.                                                   8,600          221,020         8,600        221,020
     Cardinal Health, Inc.                     2,500          153,525           2,500          153,525         5,000        307,050
     CIGNA Corp.                                                                  800           77,936           800         77,936
     Eli Lilly & Co.                           3,800          214,320           5,300          298,920         9,100        513,240
     Genzyme Corp.+                            2,500           48,100           2,500           48,100         5,000         96,200
     Guidant  Corp.                            2,500           75,575                                          2,500         75,575
     HCA Inc.                                  2,500          118,750           2,600          123,500         5,100        242,250
     Johnson & Johnson                        10,000          522,600          12,600          658,476        22,600      1,181,076
     King Pharmaceuticals, Inc.+                                                2,500           55,625         2,500         55,625
     McKesson Corp.                                                             2,500           81,750         2,500         81,750
     Medtronic, Inc.                           4,100          175,685           9,000          385,650        13,100        561,335
     Merck & Co., Inc.                        10,300          521,592          13,000          658,320        23,300      1,179,912
     Pfizer Inc.                              22,000          770,000          19,800          693,000        41,800      1,463,000
     Pharmacia Corp.                           4,400          164,780           6,000          224,700        10,400        389,480
     Schering-Plough Corp.                     2,000           49,200           6,600          162,360         8,600        211,560
     Tenet Healthcare Corp.                    2,500          178,875                                          2,500        178,875
     United Health Group Inc.                                                   2,500          228,875         2,500        228,875
     Wyeth                                     4,400          225,280           6,100          312,320        10,500        537,600
     Zimmer Holdings, Inc.+                                                       960           34,234           960         34,234
                                                        --------------                   --------------                 ------------
                                                            3,549,262                        5,024,784                    8,574,046
                                                        --------------                   --------------                 ------------

   INDUSTRIALS - 9.83%

     3M Co.                                    2,500          307,500                                          2,500        307,500
     American Power Conversion                 2,500           31,575                                          2,500         31,575
     Automatic Data Processing, Inc.                                           10,000          435,500        10,000        435,500
     Boeing Co. (The)                          2,800          126,000           3,900          175,500         6,700        301,500
     Burlington Northern Santa Fe Corp.        2,500           75,000           2,500           75,000         5,000        150,000
     Caterpillar Inc.                          2,500          122,375                                          2,500        122,375
     Cendant Corp.+                            3,500           55,580           3,600           57,168         7,100        112,748
     Concord EFS, Inc.+                        2,500           75,350           2,500           75,350         5,000        150,700
     CSX Corp.                                                                  2,500           87,025         2,500         87,025
     Dover Corp.                                                                3,500          122,500         3,500        122,500
     Emerson Electric Co.                                                       2,000          107,020         2,000        107,020
     Fed Ex Corp.                              2,500          133,500                                          2,500        133,500
     First Data Corp.                          5,000          188,300                                          5,000        188,300
     General Electric Co.                     29,300          851,165          43,200        1,254,960        72,500      2,106,125
     Honeywell International Inc.              2,800           98,644          12,000          422,760        14,800        521,404
     Illinois Tool Works Inc.                  2,500          172,300           6,500          447,980         9,000        620,280
     Lockheed Martin Corp.                     2,500          173,750           2,500          173,750         5,000        347,500
     Masco Corp.                               2,500           67,775           2,100           56,931         4,600        124,706
     Paychex, Inc.                             2,500           78,225           2,500           78,225         5,000        156,450
     Raytheon Co.                              2,500          101,875           3,300          134,475         5,800        236,350
     Southwest Airlines Co.                    2,600           42,016           3,500           56,560         6,100         98,576
     Tyco International Ltd.                   6,600           89,166          11,000          148,610        17,600        237,776
     United Technologies Corp.                 2,500          169,750           2,200          149,380         4,700        319,130
     Waste Management, Inc.                    2,500           65,125           2,800           72,940         5,300        138,065
                                                        --------------                   --------------                 ------------
                                                            3,024,971                        4,131,634                    7,156,605
                                                        --------------                   --------------                 ------------

   INFORMATION TECHNOLOGY - 11.92%

     Agere Systems Inc. - Class B+                                              1,852            2,778         1,852          2,778
     Agilent Technologies, Inc.+               2,500           59,700           2,500           59,700         5,000        119,400
     Analog Devices, Inc.+                     2,500           74,250           2,500           74,250         5,000        148,500
     Apple Computer Inc.                       2,500           44,300                                          2,500         44,300
     Applied Materials, Inc.+                  5,400          102,708          14,000          266,280        19,400        368,988
     Avaya Inc.+                                                                   17               82            17             82
     CIENA Corp.+                                                               1,500            6,285         1,500          6,285
     Cisco Systems, Inc.+                     17,000          237,150          32,500          453,375        49,500        690,525
     Computer Associates International, Inc.   2,500           39,725           2,700           42,903         5,200         82,628
     Corning Inc.                              3,200           11,360           4,300           15,265         7,500         26,625
     Dell Computer Corp.+                      8,600          224,804          11,600          303,224        20,200        528,028
     Electronic Data Systems Corp.             2,500           92,875           5,000          185,750         7,500        278,625
     Hewlett-Packard Co.                       7,042          107,602           8,800          134,464        15,842        242,066
     Intel Corp.                              15,200          277,704          31,800          580,986        47,000        858,690
     International Business Machines Corp.     8,500          612,000          10,700          770,400        19,200      1,382,400
     JDS Uniphase Corp.+                       5,000           13,450           4,700           12,643         9,700         26,093
     Linear Technology Corp.                   2,500           78,575           2,500           78,575         5,000        157,150
     Lucent Technologies Inc.+                                                  7,000           11,620         7,000         11,620
     Maxim Integrated Products                 2,500           95,825                                          2,500         95,825
     Microsoft Corp.+                         18,500        1,001,220          23,900        1,293,468        42,400      2,294,688
     Motorola, Inc.                                                             9,100          131,222         9,100        131,222
     Oracle Corp.+                            13,100          124,057          24,500          232,015        37,600        356,072
     PerkinElmer, Inc.                                                          1,500           16,575         1,500         16,575
     QUALCOMM Inc.+                                                             3,400           93,466         3,400         93,466
     Sanmina-SCI Corp.+                        2,500           15,775           1,500            9,465         4,000         25,240
     Siebel Systems, Inc.+                                                      2,500           35,550         2,500         35,550
     Solectron Corp.+                          2,800           17,220           2,900           17,835         5,700         35,055
     Sun Microsystems, Inc.+                                                   14,600           73,146        14,600         73,146
     Texas Instruments Inc.                    6,000          142,200           7,500          177,750        13,500        319,950
     Transocean Sedco Forex                    2,500           77,875                                          2,500         77,875
     Xilinx, Inc.+                             2,500           17,425           2,600           58,318         5,100         75,743
     Yahoo! Inc.+                              2,500           36,900           2,500           36,900         5,000         73,800
                                                        --------------                   --------------                 ------------
                                                            3,504,700                        5,174,290                    8,678,990
                                                        --------------                   --------------                 ------------

   MATERIALS - 2.46%

     Air Products & Chemicals, Inc.                                             2,500          126,175         2,500        126,175
     Alcan Inc.                                                                 1,500           56,280         1,500         56,280
     Alcoa Inc.                                2,800           92,820           4,000          132,600         6,800        225,420
     Barrick Gold Corp.                        2,500           47,475           2,000           37,980         4,500         85,455
     Dow Chemical Co. (The)                    3,000          103,140           4,200          144,396         7,200        247,536
     E.I. du Pont de Nemours & Co.             3,500          155,400           4,800          213,120         8,300        368,520
     Georgia-Pacific Corp.                                                      2,500           61,450         2,500         61,450
     International Paper Co.                   2,500          108,950           2,300          100,234         4,800        209,184
     Placer Dome Inc.                          2,500           28,025           1,500           16,815         4,000         44,840
     Praxair, Inc.                             1,000           56,970           2,500          142,425         3,500        199,395
     Rohm & Haas Co.                           2,500          101,225                                          2,500        101,225
     Weyerhaeuser Co.                                                           1,000           63,850         1,000         63,850
                                                        --------------                   --------------                 ------------
                                                              694,005                        1,095,325                    1,789,330
                                                        --------------                   --------------                 ------------

   TELECOMMUNICATION SERVICES - 4.26%

     Alltel Corp.                              2,500          117,500                                          2,500        117,500
     AT&T Corp.                                6,000           64,200          17,300          185,110        23,300        249,310
     AT&T Wireless Services Inc.+                                               5,567           32,567         5,567         32,567
     BellSouth Corp.                           6,300          198,450           8,900          280,350        15,200        478,800
     SBC Communications Inc.                  16,400          500,200          16,800          512,400        33,200      1,012,600
     Sprint Corp. (FON Group)                                                   4,100           43,501         4,100         43,501
     Sprint Corp. (PCS Group)+                                                  4,300           19,221         4,300         19,221
     Verizon Communications Inc.              12,200          489,830          12,700          509,905        24,900        999,735
     Vodafone Group plc, ADR                                                   11,000          150,150        11,000        150,150
                                                        --------------                   --------------                 ------------
                                                            1,370,180                        1,733,204                    3,103,384
                                                        --------------                   --------------                 ------------

   UTILITIES - 2.48%

     American Electrical Power Co., Inc.       2,500          100,050           3,000          120,060         5,500        220,110
     Dominion Resources, Inc.                  2,500          164,950           1,200           79,176         3,700        244,126
     Duke Energy Corp.                         3,000           93,300           3,600          111,960         6,600        205,260
     Edison International+                     2,500           42,500           2,500           42,500         5,000         85,000
     Exelon Corp.                                                               2,500          130,750         2,500        130,750
     FirstEnergy Corp.                         2,500           83,450           2,500           83,450         5,000        166,900
     Mirant Corp.+                             2,500           18,250           1,500           10,950         4,000         29,200
     Reliant Energy, Inc.                      2,500           42,250           3,200           54,080         5,700         96,330
     Scottish Power plc, ADR                                                    4,000           85,600         4,000         85,600
     Southern Co. (The)                        2,500           68,500           3,200           87,680         5,700        156,180
     Transocean Inc.                                                            2,500           77,875         2,500         77,875
     TXU Corp.                                 2,500          128,500           1,200           61,680         3,700        190,180
     Williams Companies, Inc. (The)            2,500           14,975           2,300           13,777         4,800         28,752
     Xcel Energy, Inc.                         2,500           41,925           3,000           50,310         5,500         92,235
                                                        --------------                   --------------                 ------------
                                                              798,650                        1,009,848                    1,808,498
                                                        --------------                   --------------                 ------------

     Total United States
       (cost - $29,777,992, $46,391,142 and
         $76,169,134, respectively)                        26,748,801                       37,420,296                   64,169,097
                                                        --------------                   --------------                 ------------

     TOTAL EQUITY SECURITIES
      (cost - $29,777,992, $47,286,008 and
         $77,064,000, respectively)                        26,748,801                       38,541,770                   65,290,571
                                                        --------------                   --------------                 ------------









FIXED INCOME SECURITIES - 8.46%
  U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.44%
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.07%


     7.00%, 04/15/23                           $ 595          623,002                                          $ 595        623,002
     7.00%, 05/15/22                             141          147,938                                            141        147,938
     7.50%, 12/15/25                             274          291,489                                            274        291,489
     8.00%, 08/15/24                             332          355,455                                            332        355,455
     8.00%, 01/15/25                             208          222,482                                            208        222,482
     8.50%, 07/15/17                             238          259,000                                            238        259,000
     8.50%, 05/15/21                              63           68,312                                             63         68,312
     10.00%, 01/15/18                            239          268,223                                            239        268,223
                                                        --------------                                                  ------------
                                                            2,235,901                                                     2,235,901
                                                        --------------                                                  ------------

   U.S. TREASURY NOTES - 2.37%

     3.00%, 01/31/04                             600          603,913                                            600        603,913
     3.00%, 02/29/04                             500          502,910                                            500        502,910
     3.625%, 03/31/04                            400          406,184                                            400        406,184
     6.00%, 08/15/04                             200          212,473                                            200        212,473
                                                        --------------                                                  ------------
                                                            1,725,480                                                     1,725,480
                                                        --------------                                                  ------------

     TOTAL U.S. GOVERNMENT & AGENCY OBLIGAIONS              3,961,381                                                     3,961,381
                                                         --------------                                                 ------------

   CORPORATE OBLIGATIONS - 3.02%

     KFW International Finance Inc.,
          Notes 7.20%, 03/15/14                1,000        1,138,180                                          1,000      1,138,180
     Wisconsin Electric Power Co., 7.25%,
          08/01/04                             1,000        1,063,050                                          1,000      1,063,050
                                                        --------------                                                 ------------

     TOTAL CORPORATE OBLIGAIONS                             2,201,230                                                     2,201,230
                                                         -------------
                                                         -------------                                                 -------------

     TOTAL FIXED INCOME SECURITIES (cost - $5,820,007)      6,162,611                                                     6,162,611
                                                         -------------                                                 -------------

SHORT-TERM INVESTMENT - 1.89%
   REPURCHASE AGREEMENT - 1.89%

     Bear, Stearns & Co. Inc.
      (Agreement dated 06/28/02 to be repurchased
      at $1,375,447), 1.92%, 07/01/02
      (cost - $307,703, $1,067,524 and $1,375,227,
        respectively                             308          307,703           1,068        1,067,524         1,376      1,375,227
                                                           -----------                   --------------                 ------------

     TOTAL INVESTMENTS - 99.99%
       (cost - $35,905,702, $48,353,532 and
          $84,259,234, respectively)                       33,219,115                       39,609,294                   72,828,409

     LIABILITIES IN EXCESS OF CASH AND
          OTHER ASSETS - 0.01%**                              105,504                          (99,671)                    (153,862)
                                                         ------------                   --------------                 ------------

     NET ASSETS - 100.00%                                 $33,324,619                      $39,509,623                  $72,674,547
                                                         ============                   ==============                 ============

-------------

    *      Not readily marketable security.
    ** To remove certain prepaid expenses associated with CRF, in the statement of Assets and liabilities, which will not be assumed by EIS.
    +      Non-income producing security.
    ADR    American Depositary Receipts.


As of June 30, 2002, all of the securities held by the target fund (The Cornerstone Strategic Return Fund, Inc. or "CRF") would comply with the compliance guidelines and/or investment restrictions of the acquiring fund (EIS Fund, Inc. or "EIS"). The investment adviser has no current intention of disposing of any of the securities currently own by CRF.





















Statement of Assets and Liabilities
At June 30, 2002 (unaudited)

                                                     EIS Acquiring Fund                    CRF
ASSETS                                             Cost            Value            Cost          Value
------                                             ----            -----            ----          -----
Investments, at value                           $35,905,702     $33,219,115      $48,353,532   $39,609,294
Cash collateral receivd for securities loaned                       680,405                        596,941
Receivables:
     Interest                                                        87,043                           --
     Dividends                                                       33,723                         45,821
     Reclaims                                                            47                             49
Prepaid expenses and other assets                                    32,277                         19,735
                                                                -----------                    -----------
Total Assets                                                     34,052,610                     40,271,840
                                                                -----------                    -----------

LIABILITIES
Payables:
     Upon return of securities loaned                               680,405                        596,941
     Investment advisory fee                                         19,815                         33,403
     Other accrued expenses                                          27,771                        131,873
                                                                -----------                    -----------
Total Liabilities                                                   727,991                        762,217
                                                                -----------                    -----------

Net Assets                                                       33,324,619                     39,509,623
                                                                -----------                    -----------

Net Assets Consist Of:
     Capital stock, $0.001 par value;
       2,174,766 shares issued and
       outstanding for EIS (15,000,000
       shares authorized) and $0.001
       par value; 4,598,636 shares issued and
       outstanding for CRF (100,000,000
       shares authorized)                                            21,748                          4,599
     Paid-in-capital                                             38,949,859                     73,872,805
     Cost of 0 and 31,900 shares
       repurchased, respectively                                      --                       (12,158,676)
     Distribution in excess/Accumulated net
       investment income/(loss)                                  (1,884,676)                      (115,138)
     Accumulated net realized loss on
       investments                                               (1,075,725)                   (13,349,729)
     Net unrealized appreciation in value
       of investments and translation of other
       assets and liabilities denominated
       in foreign currencies                                     (2,686,587)                    (8,744,238)
                                                                -----------                    -----------
                                                                 33,324,619                     39,509,623
                                                                -----------                    -----------

Net Asset Value Per Share                                           $ 15.32                         $ 8.59
                                                                ===========                    ===========

Shares Outstanding





                                                      EIS Pro Forma
                                                Adjustments       Cost               Value
                                                -----------       ----               -----

Investments, at value                                          $84,259,234        $72,828,409
Cash collateral receivd for securities loaned                                       1,277,346
Receivables:
     Interest                                                                          87,043
     Dividends                                                                         79,544
     Reclaims                                                                              96
Prepaid expenses and other assets                 (19,735)(a)                          32,277
                                                                                  -----------
Total Assets                                                                       74,304,715
                                                                                  -----------

LIABILITIES
Payables:
     Upon return of securities loaned                                               1,277,346
     Investment advisory fee                                                           53,218
     Other accrued expenses                       139,960(b)                          299,604
                                                                                  -----------
Total Liabilities                                                                   1,630,168
                                                                                  -----------

Net Assets                                                                         72,674,547
                                                                                  -----------

Net Assets Consist Of:
     Capital stock, $0.001 par value;
       2,174,766 shares issued and
       outstanding for EIS (15,000,000
       shares authorized) and $0.001
       par value; 4,598,636 shares issued and
       outstanding for CRF (100,000,000
       shares authorized)                                                              26,347
     Paid-in-capital                          (12,158,676)(c)                     100,663,988
     Cost of 0 and 31,900 shares
       repurchased, respectively               12,158,676(c)                             --
     Distribution in excess/Accumulated net
       investment income/(loss)                  (159,695)(a)(b)                   (2,159,509)
     Accumulated net realized loss on
       investments                                                                (14,425,454)
     Net unrealized appreciation in value
       of investments and translation of other
       assets and liabilities denominated
       in foreign currencies                                                      (11,430,825)
                                                                                  -----------
                                                                                   72,674,547
                                                                                  -----------

Net Asset Value Per Share                                                             $ 15.29
                                                                                  ===========

Shares Outstanding                                                                  4,753,308
                                                                                  ===========

                                                                                   72,674,547




----------------------------------------------------------
See accompanying notes to financial statements.




Statement of Operations
For the Six Months ended June 30 2002 (unaudited)


                                                 EIS                                               EIS
                                            Acquiring Fund       CRF          Adjustments       Pro Forma
                                            --------------       ---          -----------       ---------
Investment Income
Income:
     Interest                              $    339,604    $      5,161            --         $    344,765
     Dividends                                  193,011         312,611            --              505,622
     Less: Foreign taxes witheld                   (928)         (1,780)           --               (2,708)
                                           ------------    ------------        ------------   ------------

Total Investment Income                         531,687         315,992            --              847,679
                                           ------------    ------------        ------------   ------------

Expenses:
     Investment advisory fees                   185,243         219,239         (43,402)(d)        361,080
     Audit fees                                   7,300          19,221         (20,021)(e)          6,500
     Legal fees                                  48,959          69,309         (86,018)(e)         32,250
     Administration fees                         24,795          25,265         (13,952)(f)         36,108
     Custodian fees                               7,638           5,477          (6,013)(g)          7,102
     Printing                                    29,143          33,034         (25,677)(e)         36,500
     Accounting fees                             13,940          15,125         (12,284)(h)         16,781
     Directors' fees                             18,680          25,491         (18,671)(e)         25,500
     Transfer agent fees                         11,511           4,760             244(e)          16,515
     NYSE listing fees                           12,607          12,397         (12,504)(e)         12,500
     Insurance                                    5,266           6,011          (1,277)(e)         10,000
     Merger                                        --              --           139,960(b)         139,960
     Other                                        2,544           5,669          (4,641)(e)          3,573
                                           ------------    ------------        ------------   ------------
Total Expenses                                  367,626         440,998        (104,256)           704,369
                                           ------------    ------------        ------------   ------------
Less:  Fee paid indirectly                      (32,433)         (9,868)                           (42,301)
Less:  Fee waivers                              (60,569)           --              --              (60,569)
                                           ------------    ------------        ------------   ------------
Net Expenses                                    274,624         431,130        (104,256)           601,499
                                           ------------    ------------        ------------   ------------

Net Investment Income                           257,063        (115,138)        104,256            246,181
                                           ------------    ------------        ------------   ------------

Net Realized and Unrealized Gain/(Loss)
  on Investments and Foreign Currency
  Related Transaction
Net realized loss from Investments             (984,593)       (419,613)                        (1,404,206)
Net change in unrealized appreciation/
  (depreciation) in value of investments
  and translation of other assets and
  liabilities denominated in foreign
  currencies                                 (3,558,861)     (6,128,519)                        (9,687,380)
                                           ------------    ------------        ------------   ------------
Net realized and unrealized gain/(loss)
  on investments and foreign
  currency related transactions              (4,543,454)     (6,548,132)                       (11,091,586)
                                           ------------    ------------        ------------   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                ($ 4,286,391)   ($ 6,663,270)   $    104,256       ($10,845,406)
                                           ------------    ------------        ------------   ------------

------------------------------------------------------------
See accompanying notes to financial statements.

EIS Fund, Inc.
The Cornerstone Strategic Return, Inc.
Notes to Pro Forma Financial Statements (unaudited)

1.     Basis of Combination

           The unaudited Pro Forma Condensed Portfolio of Investments, Pro Forma Condensed Statement of Assets and Liabilities and Pro Forma Condensed Statement of Operations give effect to the proposed merger of The Cornerstone Strategic Return Fund, Inc.(CRF) into EIS Fund, Inc.(EIS) The propsed merger will be accounted for by the method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling-of-interest basis). The Merger provides for the transfer of all or substantially all of the assets of CRF to EIS in exchange for EIS common shares, the distribution of such EIS common shares to common shareholders of CRF and the subsequent liquidation of CRF. Each share of common stock of CRF will convert into an equivalent dollar amount of full shares of common stock of EIS based on the net asset value per share of each Fund.

           The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

           EIS and CRF are both closed-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended.

           Pro Forma Adjustments:

           The Pro Forma adjustments below reflect the impact of the merger between EIS and CRF.

(a) To remove certain prepaid expenses associated with CRF, in the statement of assets and liabilities, which will not be assumed by EIS.

(b) Adjustment for expenses relating to merger.

(c) In connection with CRF's intention to merge with EIS; CRF reclass its treasury shares held to paid-in capital.

(d) Adjustment based on contractual agreement with Investment Manager.

(e) Assumes the elimination of duplicative charges resulting from the combination and reflects management's estimates of combined pro forma operations.

(f) Adjustment based on the contractual agreement with the Administrator for the combined Fund.

(g) Adjustment based on the contractual agreement with the custodian for the combined Fund.

(h) Adjustment based on the contractual agreement with the Accounting fees for the combined Fund.

           2. SIGNIFICANT ACCOUNTING POLICIES

           The following is a summary of significant accounting policies, which are consistently followed by each of EIS and CRF in the preparation of its financial statements.

           MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with ccounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

           PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities are valued at the closing price on the exchange or market on which the security is primary traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there is no such sale prices, the value shall be the most recent bid. If no pricing is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. The net asset value per share of each Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

           INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

           TAXES: No provision is made for U.S. federal income or excise taxes as it is each Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

           DISTRIBUTIONS OF INCOME AND GAINS: Each Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. Each Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by each Fund on the ex-dividend date.

           The board of Directors of each Fund may, if it it determined to be in the best interest of each Fund and its shareholders, time to time authorize and declare distribution that may be substantially characterized as a return of capital.

       The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

       OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.




Statement of Operations
For the Year ended December 31, 2001(unaudited)
                                                               EIS                                            EIS
                                                          Acquiring Fund      CRF        Adjustments       Pro Forma
Investment Income
Income:
     Interest                                              2,348,734        575,552           --         $ 2,924,286
                                                         -----------    -----------    -----------       -----------
     Dividends                                                  --           25,679           --              25,679
     Less: Foreign taxes witheld                                --           (4,344)          --              (4,344)
                                                         -----------    -----------    -----------       -----------

Total Investment Income                                    2,348,734        596,887           --           2,945,621
                                                         -----------    -----------    -----------       -----------

Expenses:
     Investment advisory fees                                200,002        496,827        199,988 (a)       896,817
     Audit fees                                               19,998         75,575        (82,573)(b)        13,000
     Officer's Salary                                        226,874           --         (226,874)(c)             0
     Legal fees                                              379,041        126,353       (440,894)(b)        64,500
     Shareholders' meeting                                   153,109           --         (153,109)(d)             0
     Administration fees                                        --           72,708         16,974(e)         89,682
     Custodian fees                                             --           11,019          3,186(f)         14,205
     Printing                                                 65,629         55,175        (47,804)(g)        73,000
     Accounting fees                                            --           20,992         12,570(h)         33,562
     Directors' fees                                          60,559         68,342        (77,901)(b)        51,000
     Transfer agent fees                                      11,595         11,679          2,786(b)         26,060
     NYSE listing fees                                        23,451         26,500        (24,951)(b)        25,000
     Insurance                                                22,989          7,908        (10,897)(b)        20,000
     Other                                                    47,185          7,208        (47,248)(b)         7,145
                                                         -----------    -----------    -----------       -----------
Total Expenses                                             1,210,432        980,286       (876,747)        1,313,971
                                                         -----------    -----------    -----------       -----------
Less:  Fee paid indirectly                                      --          (75,381)       (75,381)
Less:  Fee waivers                                              --          (73,434)          --             (73,434)
                                                         -----------    -----------    -----------       -----------
Net Expenses                                               1,210,432        831,471       (876,747)        1,165,156
                                                         -----------    -----------    -----------       -----------

Net Investment Income                                      1,138,302       (234,584)       876,747         1,780,465
                                                         -----------    -----------    -----------       -----------

Net Realized and Unrealized Gain/(Loss)
   on Investments and Foreign
   Currency Related Transaction
Net realized loss from Investments                           311,603    (12,881,037)                     (12,569,434)
Net change in unrealized appreciation/
  (depreciation) in value of investments
  and translation of other assets and
  liabilities denominated in foreign
  currencies                                                 221,216      2,927,931                        3,149,147
                                                         -----------    -----------                      -----------

Net realized and unrealized gain/(loss) on investments                                                    (9,420,287)
                                                                                                         -----------
and foreign currency related transaction                     532,819     (9,953,106)
                                                         -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       1,671,121    (10,187,690)       876,747        (7,639,822)
                                                         -----------    -----------    -----------       -----------


------------------------------------------------------------

EIS Fund, Inc.
The Cornerstone Strategic Return, Inc.
Notes to Pro Forma Financial Statements (unaudited)

1.     Basis of Combination

           The unaudited Pro Forma Condensed Statement of Operations give effect to the proposed merger of The Cornerstone Strategic Return Fund, Inc. ("CRF") into EIS Fund, Inc. ("EIS"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling-of-interest basis). The Merger provides for the transfer of all or substantially all of the assets of CRF to EIS in exchange for EIS common shares, the distribution of such EIS common shares to common shareholders of CRF and the subsequent liquidation of CRF. Each share of common stock of CRF will convert into an equivalent dollar amount of full shares of common stock of EIS based on the net asset value per share of each Fund.

           The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

           EIS and CRF are both closed-end, non-diversified management investment companies registered under the Investment Company Act of 1940, as amended.

           Pro Forma Adjustments:

     The Pro Forma adjustments below reflect the impact of the merger between EIS and CRF.

(a) Adjustment based on contractual agreement with Investment Manager.

(b) Assumes the elimination of duplicative charges resulting from the combination and reflects management's estimates of combined pro forma operations.

(c) Assumes elimination of compensation to an officer no longer serving the Fund.

(d) Assumes elimination of fees that are now reflected in printing.

(e) Adjustment based on the contractual agreement with the Administrator for the combined Fund.

(f) Adjustment based on the contractual agreement with the custodian for the combined Fund.

(g) Assumes shareholders' meeting fees are combined with printing and reflects management's estimates of combined pro forma operations.

(h) Adjustment based on the contractual agreement with the Accounting Agent for the combined Fund.